Securities Act Registration No. 333-
Investment Company Registration No. 811-5128

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2

[X]     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]     Pre-Effective Amendment No.
[ ]   Post-Effective Amendment No.

and/or

[X]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]     Amendment No. 12

_____________________________

THE SWISS HELVETIA FUND, INC.
(Exact Name of Registrant as Specified in Charter)

_____________________________

1270 Avenue of the Americas, Suite 400
New York, New York 10020
(Address of Principal Executive Offices)

(212) 332-2760
(Registrant's Telephone Number, including Area Code)

Rudolf Millisits
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-2760
(Name and Address of Agent for Service)

_____________________________

With Copies to:
Stuart H. Coleman, Esq.
Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

_________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

_________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

Title of Securities Being Registered	Amount Being Registered*	Proposed Maximum Offering Price Per Unit*	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $.001 par value	50,000 shares	$20.00	$1,000,000	$30.70

*	Estimated solely for purposes of calculating the registration fee as required by Rule 457(c) under the Securities Act of 1933, as amended, based upon the average of the high and low sales prices reported on the New York Stock Exchange consolidated reporting system of $20.00 on March 28, 2007.

_________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, March 29, 2007

PROSPECTUS

          Shares of Common Stock

The Swiss Helvetia Fund, Inc.

Issuable Upon Exercise of Rights to Subscribe for such Shares of Common Stock

           The Swiss Helvetia Fund, Inc. (the “Fund”), is issuing transferable rights (“Rights”), to its stockholders of record as of the close of business on [_________], 2007 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of [_______] shares of the Fund’s common stock (the “Offer”). Stockholders of record will receive one Right for each share of common stock held on the Record Date. These Rights entitle the holders to purchase one new share of common stock for every [_____] Rights held, and stockholders of record who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for any shares not acquired by the exercise of Rights. The Fund’s outstanding common stock is listed and trades on the New York Stock Exchange (“NYSE”) under the symbol “SWZ,” as will the shares offered for subscription in the Offer. The Rights are transferable and application will be made to list the Rights on the NYSE under the symbol “[_____]” during the course of the Offer. See “The Offer” on page [__] in this prospectus for a complete discussion of the terms of the Offer. The subscription price per share (the “Subscription Price”), will be [__]% of the lower of (i) the average of the last reported sale prices of a share of the Fund’s common stock on the NYSE on the date on which the rights offering expires, as such date may be extended (the “Expiration Date”), and the four preceding business days and (ii) the net asset value per share of the Fund’s common stock as of the close of business on the Expiration Date. The offer will expire at 5:00 p.m., Eastern time, on [__________], 2007, unless extended as described in this prospectus.

          The Fund announced its intention to conduct the Offer on March __, 2007. The net asset values per share of the Fund’s common stock at the close of business on March __, 2007 and [________], 2007 (the last trading date prior to the date of this prospectus on which the Fund’s determined net asset value) were $[_____] and $[_____], respectively, and the last reported sale prices of a share of the Fund’s common stock on the NYSE were $[_____] and $[_____], respectively, representing [_____]% and [_____]% of net asset value, respectively.

           As a result of the terms of the Offer, stockholders who do not fully exercise their Rights, upon completion of the Offer, will own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price per share will be less than the then current net asset value per share, the completion of the Offer will result in an immediate dilution of the net asset value per share for all existing stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of the Fund’s common stock will be on the Expiration Date or what the Subscription Price will be. Such dilution could be substantial. Stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their Rights, although nonexercising shareholders will experience disproportionate dilution. The distribution to stockholders of transferable Rights, which may themselves have intrinsic value, will afford stockholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. See “The Offer—Investment Considerations.”

          If you have questions or need further information about the Offer, please write or call [__________________], the Fund’s information agent for the Offer, at [_____________ or _______________].

(continued on inside front cover)

           Before buying the Fund’s common stock through the exercise of your Rights in the Offer, you should read the discussion of the material risks of investing in the Fund in “Risk Factors” beginning on page [__]. Certain of these risks are summarized in “Prospectus Summary—Principal Investment Risks” beginning on page [__].

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Estimated subscription price(2)	$[_____]	$[_____]
Estimated sales load(2)(3)	$[_____]	$[_____]
Proceeds, before expenses, to the Fund(2)(4)	$[_____]	$[_____]

(1)	Assumes that all Rights offered in the Offer are exercised at the estimated Subscription Price.
(2)	Estimated on the basis of [__]% of the last reported sale price of a share of the Fund’s common stock on the NYSE on [_________]. 2007.
(3)	[_____________] will act as dealer manager for the Offer. The Fund has agreed to pay the dealer manager a fee for its financial structuring, marketing and soliciting services equal to [___]% of the Subscription Price per share. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to [___]% of the Subscription Price per share for each share issued pursuant to the Offer as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to [___]% of the Subscription Price per share for each share issued pursuant to exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through the Depository Trust Company on the Record Date. The Fund has agreed to reimburse the dealer manager up to $[_____] for a portion of its reasonable expenses incurred in connection with the Offer. These fees and expenses will be borne by the Fund and indirectly by all of its stockholders, including those who do not exercise their Rights. The Fund and its investment adviser have each agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.
(4)	Before deduction of offering expenses payable by the Fund, estimated at $[_____].

_________________

_________________

The date of this prospectus is              , 2007.

(continued from previous page)

           The Fund is a non-diversified closed-end management investment company, which was incorporated in Delaware on October 24, 1986. The Fund’s investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited circumstances. The Fund seeks to achieve its investment objective by investing generally in Swiss equity and equity-linked securities that are traded on a Swiss stock exchange, traded at the pre-bourse level of one or more Swiss stock exchanges, traded through a market maker or traded over the counter in Switzerland. The Fund also may invest in Swiss equity and equity-linked securities of Swiss companies that are traded on other major European stock exchanges.

           The Fund is seeking to raise capital through the Offer to invest additional assets in investments that meet its investment objective. No assurance can be given that the Fund’s investment objective will be achieved.

           The Fund’s investment adviser is Hottinger Capital Corp. (“HCC”). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund’s administrator is Citigroup Fund Services LLC, and its executive offices are located at Two Portland Square, Portland, Maine 04101.

           Unless otherwise specified, all references in this prospectus to “dollars,” “US $,” “U.S. dollars” or “$” are to United States dollars, and all references to “Swiss francs” or “Sfr” are to Swiss francs.

           This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated [____________], 2007, as it may be supplemented (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page [__] of this prospectus, annual and semi-annual reports to stockholders, and other information about the Fund, and make stockholder inquiries by calling 1-888-SWISS-00 (1-888-794-7700), by writing to the Fund or from the Fund’s web site (http://www.swz.com). You also may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

TABLE OF CONTENTS

Prospectus Summary
Fund Expenses
Financial Highlights
Trading and Net Asset Value Information
The Fund
The Offer
Use of Proceeds
Investment Objective and Policies
Use of Leverage
Risk Factors
Management of the Fund
The Swiss Economy and Securities Markets
Dividends and Distributions
Description of Common Stock
Certain Provisions of the Charter and By-Laws
Conversion to Open-End Fund
Repurchase of Common Stock
U.S. Federal Taxation
Distribution Arrangements
Custodian, Transfer Agent, Dividend Paying Agent and Registrar
Legal Opinions
Table of Contents of the Statement of Additional Information	5 20 21 22 23 23 32 33 37 38 46 48 49 50 50 51 51 51 53 54 54 55

_________________

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by us. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs since the date hereof or that the information contained herein is correct as of any time subsequent to its date. In the event that a material change in our affairs occurs subsequent to the date hereof, a supplemental prospectus will be distributed in accordance with applicable law. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any securities other than the registered securities to which it relates. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

PROSPECTUS SUMMARY

           This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth under the heading “Risk Factors.”

The Fund	The Swiss Helvetia Fund, Inc. (the “Fund”), is a non-diversified closed-end management investment company, which was incorporated in Delaware on October 24, 1986. The Fund commenced investment operations on August 27, 1987 following an initial public offering of the Fund’s common stock, par value $.001 per share (the “Common Stock”).

Purpose of the Offer	The Board of Directors of the Fund (the “Board”) has determined that it would be in the best interests of the Fund and its stockholders to increase the Fund’s assets available for investment, thereby permitting it to take advantage more fully of investment opportunities and otherwise to pursue its investment objective.

The Fund believes that increasing the Fund's assets available for investment should result in a modest lowering of the Fund's expenses as a percentage of average net assets by allocating its fixed costs over a large asset base. There is no assurance that the Offer will be successful or that by increasing the Fund’s size, its expense ratio will be immediately lowered. See “The Offer—Purpose of the Offer” on page [__].

Important Terms of the Offer	The Fund is issuing transferable rights (the “Rights”), to its stockholders of record (“Record Date Stockholders”), as of the close of business on [_________], 2007 (the “Record Date”), entitling the holders thereof to subscribe for up to an aggregate of [________] shares (the “Shares”) of the Fund’s Common Stock, at the rate of one Share of Common Stock for each [___] Rights held (the “Offer”). Record Date Stockholders will receive one transferable Right for each share of Common Stock held as of the Record Date. [Fractional shares of the Fund’s common stock will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of [____], except that any Record Date Stockholder who is issued fewer than [____] rights may subscribe, at the Subscription Price (defined below), for one full share of the Fund’s Common Stock.] The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each [___] Rights held. The Subscription Period commences on [________], 2007 and ends at 5:00 p.m., Eastern time, on [________], 2007 unless otherwise extended (the “Expiration Date”). See “The Offer—Terms of the Offer” on page [__].

Subscription Price	The subscription price per Share (the “Subscription Price”) will be [__]% of the lower of (i) the average of the last reported sale prices of a share of Common Stock on the NYSE on the Expiration Date and the four preceding business days and (ii) the net asset value per share of Common Stock as of the close of business on the Expiration Date. See “The Offer—The Subscription Price” on page [__].

Over-Subscription Privilege	Shares not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, only to Record Date Stockholders who have exercised all Rights issued to them (other than those Rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of Common Stock). Investors who are not stockholders on the Record Date, but who otherwise acquire rights to purchase Shares pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. If requests for Shares pursuant to the over-subscription privilege exceed the Shares available, the available Shares will be allocated pro rata among stockholders who over-subscribed based on the number of Rights originally issued to them pursuant to this rights offering. See “The Offer—Over-Subscription Privilege” on page [__].

Transferability and Sale of Rights	The Fund is issuing to Record Date Stockholders transferable rights to subscribe for additional shares of Common Stock. The Rights are transferable until the close of business on the last business day prior to the Expiration Date. Application will be made to list the Rights on the NYSE under the symbol “[___]” subject to notice of issuance. Trading in the Rights on the NYSE is expected be conducted on a when-issued basis from [_______] 2007 until the Record Date; thereafter, they will trade regular-way until the last business day prior to the Expiration Date (including extensions). The Fund and the dealer manager will use their best efforts to ensure that an adequate trading market for the Rights will exist, although there is no assurance that a market for the Rights will develop. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent (defined below).

Stockholders on the Record Date who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to sell any unexercised Rights through or to the dealer manager. Subscription certificates representing the Rights to be sold through or to the dealer manager must be received by the Subscription Agent by 5:00 p.m., Eastern time, [__________], 2007 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, two business days prior to the extended Expiration Date). Alternatively, the Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. See “The Offer—Transferability and Sale of Rights” on page [__].

Method for Exercising Rights	Rights are evidenced by subscription certificates that will be mailed to Record Date Stockholders (except as described under “The Offer—Foreign Restrictions”) or, if a stockholder’s shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment at the estimated Subscription Price for the Shares. Rights also may be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service. Completed subscription certificates and payments must be received by the Subscription Agent at or prior to 5:00 p.m., Eastern time, on the Expiration Date at the offices of the Subscription Agent. See “The Offer—Exercise of Rights” and “–Payment for Shares” on page [__].

Important Dates to Remember	Record Date:

Subscription Period:          [________] to

Expiration Date and Pricing Date:

Notices for Guarantees of Delivery Due:

Payment for Guarantees of Delivery Due:

Confirmation Mailed to Participants:

Final Payment of Shares:

* Unless the Offer is extended.	[_________], 2007 [_________], 2007* [_________], 2007* [_________], 2007* [_________], 2007* [_________], 2007* [_________], 2007*

Distribution Arrangements	[__________] will act as dealer manager (“[___]” or “Dealer Manager”) for this Offer. Under the terms and subject to the conditions contained in the dealer manager agreement, [_____] will provide financial structuring services and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Fund has agreed to pay the dealer manager a fee for its financial structuring, marketing and soliciting services equal to [___]% of the aggregate Subscription Price for Shares issued pursuant to the Offer. [______] will reallow to broker-dealers included in the selling group to be formed and managed by [_____] selling fees equal to [___]% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, [_______] will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to [___]% of the Subscription Price per Share for each Share issued pursuant to exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through The Depository Trust Company (“DTC”) on the Record Date.

In addition, the Fund has agreed to reimburse the Dealer Manager up to $[____] for a portion of its reasonable expenses incurred in connection with the Offer. The Fund and HCC have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights. See “The Offer—The Subscription Price” on page [__].

Subscription Agent	The Subscription Agent for the Offer is [____________] (“[_________]” or the “Subscription Agent”).

Information Agent	The information agent for the Offer is [______________] (“[_________]” or the “Information Agent”). If you have questions or need further information about the Offer, please write or call [_________] at [_____________ or __________].

Listing	The Fund’s outstanding Common Stock is listed and trades on the NYSE under the symbol “SWZ,” as will the Shares offered for subscription in the Offer.

Use of Proceeds	The net proceeds of the Offer will be invested in accordance with the policies set forth under “Investment Objective and Policies.” Assuming current market conditions, the Fund estimates that the net proceeds of the Offer will be substantially invested in accordance with its investment objective and policies within six to twelve months of the completion of this offering, depending on the public or private nature of the investment. Pending such investment, the proceeds may be invested in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments.

Investment Adviser and Administrator	Hottinger Capital Corp. (“HCC or the “Adviser”), whose principal offices are located at 1270 Avenue of the Americas, New York, New York, has served as the Fund’s investment adviser since the Fund’s inception in 1987.

HCC is a Delaware corporation and is principally owned by Hottinger et Cie (Zurich) and Hottinger U.S. Inc., each of which owns 48.50% of HCC’s issued and outstanding shares of capital stock. Pursuant to the Investment Advisory Agreement between the Fund and HCC (the “Investment Advisory Agreement”), the Fund pays HCC an annual advisory fee of 1.0% of the Fund’s average monthly net assets up to $60 million, 0.90% of such assets between $60 million and $100 million, 0.80% of such assets between $100 million and $200 million, 0.70% of such assets between $200 million and $300 million, 0.65% of such assets between $300 million and $400 million, 0.60% of such assets between $400 million and $500 million, 0.55% of such assets between $500 million and $600 million, and 0.50% of such assets in excess of $600 million. See “Management of the Fund—Investment Adviser and Investment Advisory Agreement” on page [__].

In 2006, the Fund’s average assets were $[_____] million, and the blended advisory fee for that period was [___]%. As of December 31, 2006, the Fund’s net assets were approximately $502.8 million, which exceeded the 0.55% breakpoint by almost $3 million. Assuming the Offer is fully subscribed, the net proceeds are anticipated to be $[______], exceeding the final breakpoint of 0.50% and producing a blended fee on that amount of [___]%.

Pursuant to an Administration Agreement between the Fund and Citigroup Fund Services, LLC (“Citigroup Fund Services”), Citigroup Fund Services performs certain administrative and accounting functions for the Fund. See “Management of the Fund—Administrator and Administration Agreement” on page [__].

Investment Objective and Policies	The Fund’s investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited circumstances. The Fund seeks to achieve its investment objective by investing generally in Swiss equity and equity-linked securities that are traded on a Swiss stock exchange, traded at the pre-bourse level of one or more Swiss stock exchanges, traded through a market maker or traded over the counter in Switzerland. Equity and equity-linked securities include registered shares, bearer shares, participation and dividend certificates, convertible bonds and bonds with warrants attached and unattached warrants. The Fund also may invest in Swiss equity and equity-linked securities of Swiss companies that are traded on other major European stock exchanges.

At the 2006 Annual Meeting of Stockholders, the Fund’s stockholders approved changes to the Fund’s investment objective and fundamental investment policies and restrictions to permit the Fund to: (1) leverage up to 10% of its total assets (including the amount borrowed); (2) invest in securities of Swiss Real Estate Companies, and to acquire, hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions or an interest in real estate as a result of the Fund’s ownership of such securities; (3) acquire equity and equity-linked securities of non-Swiss companies in limited instances; and (4) engage in certain options transactions. Additionally, at a Board meeting in December 2006, the Board approved a proposal to permit the Fund to invest its assets in certain funds, including investment companies and funds that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct investments, including in infrastructure projects and real estate investments.

To meet liquidity needs or for defensive purposes, during a period in which changes in Swiss equity markets or other adverse economic conditions or changes in Swiss political conditions warrant, the Fund may temporarily reduce its position in equity securities and invest in Sfr-denominated bank deposits, short-term debt or money market instruments.

Investment Strategies

Common Stocks. The Fund will primarily invest in equity and equity-linked securities in the form of common stock. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Fund may invest in convertible securities, which include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants or a combination of the features of several of these securities. Investment characteristics of convertible securities vary widely, which allows these securities to be employed for a variety of investment strategies.

Investment Companies and Other Pooled Investment Vehicles. The Fund may invest in other investment companies, and may invest up to 5% of its total assets in pooled vehicles that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct investments, including in infrastructure projects and real estate investments. The Fund is only permitted to invest in investment companies and pooled vehicles to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and as consistent with the Fund’s investment objective and policies.

Private equity funds are typically structured as either limited partnerships or limited liability companies with a fixed-life, usually around ten years. The general partner of the private equity fund, who also is typically its adviser, makes investments, monitors them and finally exits them for a return on behalf of the limited partners, which are investors such as the Fund. The fund’s assets are typically invested within three to five years, and after all investments are fully divested, the private equity fund can be terminated. Every investor in a private equity fund commits to investing a specified sum of money in that fund over a specified period of time, and the fund records this as its capital commitment. The sum of capital commitments is equal to the size of the private equity fund. Limited partners and the general partner must make a capital commitment to participate in a private equity fund.

See “Investment Objective and Policies—Portfolio Composition—Investment Companies and Other Pooled Investment Vehicles” on page [__].

Illiquid and Restricted Securities. The Fund may invest up to 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws) and securities that may be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid. It is expected that these illiquid securities will generally consist of equity or equity-linked securities purchased in privately negotiated transactions. See “Investment Objective and Policies—Portfolio Composition—Illiquid and Restricted Securities.”

Swiss Real Estate Companies. The Fund may invest in equity and equity-linked securities issued by Swiss real estate companies, including REITs or REIT-like structures (“Swiss Real Estate Companies”). The Fund considers a real estate company to be a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate investments. The Fund also considers a real estate company to be a Swiss Real Estate Company if it: (1) is organized in or has its principal office in Switzerland or (2) has a significant amount of real estate assets or investments in Switzerland, even if it is organized or its principal office is outside of Switzerland. The Fund’s investment in Swiss Real Estate Companies is deemed to be an investment in Swiss equity or equity-linked securities for purposes of the Fund’s investment objective. See “Investment Objective and Policies—Portfolio Composition—Swiss Real Estate Companies” on page [__].

Options Transactions. The Fund may engage in the following options transactions: (i) buying calls on securities in which the Fund can invest; (ii) buying calls on Swiss stock indices; (iii) writing covered calls on securities in which the Fund can invest; (iv) buying puts on these types of securities; and (v) buying puts on Swiss stock indices. The Fund may engage in these options transactions on an established Swiss exchange, European exchange (e.g., Eurex) or through privately negotiated transactions referred to as over-the-counter options. HCC may utilize options contracts to manage the Fund’s exposure to changing security prices. See “Investment Objective and Policies—Portfolio Composition—Options Transactions” on page [__].

There can be no assurance that the Fund’s investment objective will be achieved. See “Investment Objective and Policies” on page [__].

Use of Leverage	The Fund is permitted, but not required, to borrow up to 10% of the Fund’s total assets (including the amount borrowed) for investment purposes. HCC may use this ability to leverage a portion of the Fund’s assets to promote investment flexibility and to seek to ensure that the Fund has funds available for investment in attractive opportunities, without requiring the Fund to sell existing investments. Any borrowings will have seniority over the Fund’s Common Stock. Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after any borrowing the value of the Fund’s assets, plus the amount borrowed, less liabilities other than the principal amount represented by the borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s net assets, plus the amount borrowed, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount.

The Fund may be subject to certain restrictions on borrowings imposed by a lender that may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its total return. The net asset value of the Common Stock may be reduced by the issuance costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for stockholders than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Risk Factors—General Risks of Investing in the Fund—Leverage Risk” on page [__].

Principal Investment Risks	General Risks of Investing in the Fund

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Common stock prices, including the prices of shares of the Fund’s Common Stock are sensitive to general movements in the stock market. Market prices of the Fund’s shares of Common Stock may be affected by investors’ perceptions regarding closed-end funds generally or the Fund’s specific underlying investments. See “Risk Factors—General Risks of Investing in the Fund—Investment and Market Risk” on page [__].

Dilution of Net Asset Value. You will experience a dilution of the aggregate net asset value per share of Common Stock upon the completion of the Offer because the Subscription Price will be less than the Fund’s then current net asset value per share. This dilution, which may be substantial, will be experienced by all stockholders, irrespective of whether they exercise all or any portion of their Rights, although nonexercising shareholders will experience disproportionate dilution. Also, stockholders who do not fully exercise their Rights should expect that they will own a smaller proportional interest in the Fund after the completion of the Offer. The distribution to stockholders of transferable Rights, which may themselves have intrinsic value, will afford stockholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. See “Risk Factors—General Risks of Investing in the Fund—Dilution of Net Asset Value” on page [__].

Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether shares of its Common Stock will trade at, above or below net asset value, but the Fund’s Common Stock has generally traded at a discount. There can be no assurance that, after the completion of the Offer, shares of the Fund’s Common Stock will trade at the same level relative to net asset value as they currently do. See “Risk Factors—General Risks of Investing in the Fund—Market Price Discount from Net Asset Value” on page [__].

Foreign Securities Risk. In addition to the specific risks associated with investing in Swiss securities (See, “Risk Factors—General Risks of Investing in Swiss Securities—Swiss Securities Risk”), foreign investments generally may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other things, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. See “Risk Factors—General Risks of Investing in the Fund—Foreign Securities Risk” on page [__].

Equity Securities Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are sensitive to general market movements. See “Risk Factors—General Risks of Investing in the Fund—Equity Securities Risk” on page [__].

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. See “Risk Factors—General Risks of Investing in the Fund—Convertible Securities Risk” on page [__].

Illiquid and Restricted Securities Risk. The Fund may invest in restricted securities and other investments that may be illiquid. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

The Fund also may be subject to a heightened liquidity risk in respect of its investments in private equity securities, including: (i) lack of a public market; (ii) dependence on an exit strategy, such as an initial public offering or sale of a business, which may not occur to realize the anticipated value of an investment or even dispose of the investment without a significant or total loss; and (iii) dependence on managerial assistance provided by other investors and the willingness of other investors or third parties to provide additional financial support to the issuer. See “Risk Factors—General Risks of Investing in the Fund—Illiquid and Restricted Securities Risk” on page [__].

Investing in Investment Companies and Other Pooled Investment Vehicles. The Fund’s Stockholders will be subject to duplicative expenses to the extent the Fund invests in other investment companies or pooled vehicles. The securities of other investment companies and pooled vehicles also may be leveraged and may, depending on the extent of leverage, be subject to greater leverage risks than to which the Fund is subject. Investment companies and pooled vehicles in which the Fund may invest may have investment policies that differ from those of the Fund. In addition, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

Investments in private equity funds are “illiquid.” It will be difficult for the Fund to gain access to, or liquidate, its capital contribution as those assets are “locked-up” in long-term investments by the private equity fund that usually last approximately ten years and sometimes longer. Distributions are made only as investments are converted to cash. The Fund typically will have no right to demand that sales be made. As such, the Fund and its stockholders may not see a realized return on an investment in a private equity fund for a number of years after its initial capital contribution.

Investing in private equity funds presents the additional risk that the Fund may have limited access to information concerning the underlying fund and its investments. For funds that are not listed on an exchange, HCC will fair value the Fund’s investment pursuant to procedures approved by the Fund’s Board of Directors. Although HCC will review the valuations provided by the funds, HCC may not be able to confirm independently the accuracy of such valuations.

See “Risk Factors--General Risks of Investing in the Fund--Risk of Investing in Investment Companies and Other Pooled Investment Vehicles” on page [__].

Swiss Real Estate Company Risk. In addition to the general risks associated with investing in Swiss equity and equity-linked securities, the Fund’s investments in Swiss Real Estate Companies, will be linked to the performance of the Swiss real estate markets. The Fund will not generally invest in real estate directly, and will typically invest only in securities issued by Swiss Real Estate Companies. However, the Fund also is subject to the risks associated with the direct ownership of real estate. These risks include: (i) declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) overbuilding and extended vacancies of properties; (iv) increases in property taxes and operating expenses; (v) costs and liabilities associated with environmental problems; and (vi) casualty or condemnation losses. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Performance of investments in REITs and REIT-like structures may decline as a result of the failure of borrowers to pay their loans and poor management. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. See “Risk Factors—General Risks of Investing in the Fund—Swiss Real Estate Company Risk” on page [__].

Options Risk. The Fund is permitted, but not required, to engage in certain options transactions (relating to securities in which the Fund can invest and Swiss stock indices) which are considered derivative instruments. The use of these options involves risks different from or possibly greater than, the risks associated with investing directly in the underlying assets. HCC may utilize options to manage the Fund’s exposure to changing security prices. Successful use by the Fund of options will be subject to HCC’s ability to predict correctly movements in the prices of securities and indices underlying options and the stock market generally. To the extent HCC’s predictions are incorrect, the Fund may incur losses. See “Risk Factors—General Risks of Investing in the Fund—Options Risk” on page [__].

Leverage Risk. Using leverage is a speculative investment technique. The use of leverage may result in higher volatility of the net asset value and the market value of the Fund’s Common Stock. Because the interest rates on borrowings may vary, the Fund’s return will fall if interest rates rise and the Fund’s income will fluctuate. If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. The Fund will pay any costs and expenses relating to any borrowings. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns. There can be no assurance that any leverage strategy the Fund employs will be successful. See “Risk Factors—General Risks of Investing in the Fund—Leverage Risk” on page [__].

General Risks of Investing in Swiss Securities

Swiss Securities Risk. Trading in Swiss equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (i) risks related to the nature of the market for Swiss equities, including the risk that the Swiss equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets; (ii) political and economic risks with respect to Switzerland, including the possible imposition of, or changes in, currency exchange laws or other Swiss laws or restrictions applicable to investments in Swiss equities; and (iii) fluctuations in the rate of exchange between currencies and costs associated with currency conversion. See “Risk Factors—General Risks of Investing in Swiss Securities—Swiss Securities Risk” on page [__].

Swiss Market Risk. The Swiss securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. Securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets. Commissions for trading on Swiss exchanges are generally higher than commissions for trading on U.S. exchanges, although HCC seeks the most favorable net results (taking into account transaction costs) on the Fund’s portfolio transactions and, in certain instances, may be able to purchase portfolio investments on which commissions are negotiable. Further, Swiss markets typically have less government supervision compared to the U.S. markets.

Disclosure Standards Risk. Swiss reporting, accounting and auditing standards differ from U.S. standards in important respects. Swiss corporations, other than subsidiaries of U.S. companies, do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely than required of U.S. companies by the Securities and Exchange Commission (the “SEC”) or under U.S. generally accepted accounting principals (“GAAP”). As a result, less specific information may be available to investors in Swiss securities than to investors in U.S. securities. Swiss banks and insurance companies are subject to stricter disclosure requirements than other Swiss companies, but these rules are not as comprehensive as SEC or GAAP reporting standards. See “Risk Factors—General Risks of Investing in Swiss Securities—Disclosure Standards Risk” on page [__].

Foreign Currency and Exchange Rate Risk. Substantially all of the Fund’s assets are invested in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s net asset value, however, is reported, and distributions from the Fund are made, in U.S. dollars. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. Accordingly, currency risks in connection with investments in the Fund will be borne by investors. Therefore, the Fund’s reported net asset value and distributions could be adversely affected by devaluation of the Swiss franc relative to the U.S. dollar.

In addition, the Fund computes its income at the foreign exchange rate in effect on the day of its receipt by the Fund. If the value of the Swiss franc falls relative to the U.S. dollar between the date the Fund receives such income and the date it makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, it may be required to liquidate securities in order to make distributions. There is no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. Such liquidations, if required, also may adversely affect the Fund. See “Risk Factors—General Risks of Investing in Swiss Securities—Foreign Currency and Exchange Rate Risk” on page [__].

Tax Risk. Dividends and certain interest paid to the Fund by Swiss corporate entities will be subject to certain withholding taxes in Switzerland. Subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), foreign taxes withheld from distributions to the Fund or otherwise paid by the Fund may be creditable against taxes owed or deductible from income by U.S. stockholders for U.S. Federal income tax purposes if the Fund makes an election to treat the stockholders as having paid those taxes for U.S. Federal income tax purposes. The Fund’s ability to make such an election is subject to certain requirements in the Code. Although the Fund expects to be eligible to make such an election each year, and intends to do so if it is eligible, there is no assurance that the Fund will be eligible each year. If the election is made, the amount of such foreign taxes paid by the Fund will be includible as income to the stockholders for U.S. Federal income tax purposes. Non-U.S. investors may not be able to credit or deduct such foreign taxes, but may be deemed to have additional income from the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under “U.S. Federal Taxation” below and should discuss with their tax advisors the specific tax consequences of investing in the Fund.

Additional Risk Consideratiokns

Non-Diversified Status. The Fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund has the ability to invest more of its assets in securities of a single issuer than if it were classified as a “diversified” fund, which may increase volatility. If the Fund’s investment in an issuer represents a relatively significant percentage of the Fund’s portfolio, the value of the Fund’s portfolio will be more impacted by a loss on that investment than if the portfolio were more diversified. See “Risk Factors—Additional Risk Considerations—Non-Diversified Status” on page [__].

New Securities Risk. Until 2006, the Fund was not permitted to engage in various investment strategies described in this prospectus, including investing in real estate, private equity and investment companies and pooled vehicles, as well as engaging in options trading. Although the investment decisions for the Fund will be made by experienced professionals who have successfully pursued the Fund’s historical investment strategies, the successful use of these investment strategies will be subject to HCC’s ability to identify attractive investment opportunities for the Fund in areas in which the Fund has not previously invested.

Concentration and Unrealized Appreciation Risk. As of January 31, 2007, the Fund’s top ten portfolio holdings constituted approximately 76% of the Fund’s net assets, in respect of which the Fund has significant unrealized capital gains. Additionally, principally as a result of appreciation, the Fund’s top seven holdings each exceed 5% of the Fund’s net assets and, in the aggregate, constitute approximately 63% of the Fund’s net assets As a result, the Fund is unable to invest additional assets in those companies because such investments could result in the Fund’s failure to qualify as a regulated investment company under Subchapter M of the Code. See “See “Risk Factors—Additional Risk Considerations—Concentration Risk” on page [__].

Foreign Custody. Citibank, N.A. acts as the Fund’s custodian through its London branch, which maintains custody of the Fund’s portfolio securities and cash. It is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Risk of Anti-Takeover Provisions. The Fund has provisions in its Articles of Incorporation and By-laws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of the Fund, to cause the Fund to engage in certain transactions or to modify the Fund’s structure. See “Risk Factors—Additional Risk Considerations—Anti-Takeover Provisions” on page [__].

Dividend Distribution Risk. In June 2003, the Fund settled litigation involving its prior practice of declaring dividends payable in Common Stock at a time when the Fund’s Common Stock was trading at a discount to net asset value, which diluted the interests of stockholders. As a result, through December 31, 2012, the Fund may not declare dividends payable in shares of Common Stock until any existing dilution resulting from this practice has been eliminated through open market purchase of the Fund’s Common Stock at times when the Fund’s net asset value exceeds its market price.

If the Fund is not able to eliminate its net asset value dilution by December 31st of each year (there currently exists such dilution), the Fund may not issue its capital gains distribution in Common Stock and may have to either (i) borrow money or (ii) sell portfolio holdings in order to make a cash distribution. See “Risk Factors—Additional Risk Considerations—Dividend Distribution Risk” on page [__].

Market Disruption Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects these or similar events in the future may have on securities markets.

Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent And Registrar	Citibank, N.A., acts as the Fund’s custodian. American Stock Transfer & Trust Company acts as transfer agent, dividend paying agent and registrar for the Fund’s Common Stock.

FUND EXPENSES

           The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in the Fund will bear directly or indirectly, as a result of the Offer being fully subscribed and the receipt of net proceeds of approximately $[_________].

Stockholder Transaction Expenses

Sales Load (as a percentage of Subscription Price)(1)%
Dividend Reinvestment Plan Fees	None(2)

Annual Expenses (as a percentage of net assets attributable to shares of Common Stock)

Investment Advisory Fees (3)(4)%
Other Expenses (3)(4)%
Interest Payments on Borrowings(3)(4)%
Total Annual Fund Expenses (3)(4)%

(1)

The Dealer Manager will receive a fee for its financial structuring, marketing and soliciting services equal to [___]% of the aggregate Subscription price for Shares issued pursuant to the Offer. The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to [___]% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to [___]% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. The Fund also has agreed to reimburse the Dealer Manager for out-of-pocket expenses up to an aggregate of $[_____]. These fees and expenses will be borne by the Fund and indirectly by all of its stockholders, including those who do not exercise their Rights.

(2)

American Stock Transfer & Trust Company, does not charge stockholders a fee for participation in the Fund’s Dividend Reinvestment Plan. You will be charged an initial $15 service fee plus $0.10 per share being liquidated (for processing and brokerage expenses) if you direct American Stock Transfer & Trust Company, as Plan Agent, to sell your Common Stock held in a dividend reinvestment account.

(3)

The Fund’s investment advisory fee and expense ratio assume that the Offer is fully subscribed, yielding estimated net proceeds of approximately $[________]. It also assumes that the net assets attributable to the Common Stock will not increase or decrease due to price or currency fluctuation. Amounts are based on the Fund’s most recently completed fiscal year, except that “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year and assume that all of the Rights are exercised.

(4)	Assuming no borrowings, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Shares of Common Stock
Annual Expenses
Advisory Fees	%
Other Expenses	%
Interest Payments on Borrowings	None
Total Annual Expenses	%

Example

           An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

Total Expenses Incurred	1 Year	3 Years	5 Years	10 Years

           The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of [___]%. The Example also reflects payment of the [___]% sales load and other expenses incurred in connection with the Offer. The above table and assumptions in this Example are required by the SEC regulations applicable to all investment companies. The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

FINANCIAL HIGHLIGHTS

           Set forth below is selected date for a share of Common Stock outstanding throughout each of the fiscal years indicated. The Financial Highlights for each year presented have been audited by [__________], the Fund’s independent registered public accounting firm, whose report thereon was unqualified. The information presented below should be read in conjunction with the financials statements and notes contained therein. The unqualified report of [______________] for the fiscal year ended December 31, 2006 is included in the SAI under “Financial Statements.”

                                     2006      2005     2004     2003     2002      2001      2000       1999       1998     1997(1)
                                   --------  -------- -------- -------- --------  --------  --------   --------   -------- -----------
Per Share Operating
Performance:
Net asset value at beginning
   of year........................  $17.47    $16.79   $15.31   $11.82   $13.16    $17.92    $17.52     $19.07    $16.48     $12.07
                                   --------  -------- -------- -------- --------  --------  --------   --------  --------  ----------
Income From Investment
Operations:
Net investment income (expenses
   in excess of income)...........    0.02(3)   0.05(3) (0.01)   (0.01)   (0.02)    (0.03)     0.00(2)    0.01      0.00(2)   (0.02)
Net realized and unrealized
   gain (loss) on investments(4)..    5.14      2.24     2.41     4.24    (0.71)    (4.34)     1.68      (0.60)     3.60       4.86
                                   --------  -------- -------- -------- --------  --------  --------   --------  --------  ----------
Total from investment operations..    5.16      2.29     2.40     4.23    (0.73)    (4.37)     1.68      (0.59)     3.60       4.84
                                   --------  -------- -------- -------- --------  --------  --------   --------  --------  ----------
Gain from capital share
   repurchases....................    0.03      0.04     0.02     0.02     0.02      0.06      0.21       0.12      --          --
Capital charge resulting from
   the issuance of fund shares....   (0.07)    (0.04)     --     (0.06)     --      (0.14)    (0.12)       --       --          --
                                   --------  -------- -------- -------- --------  --------  --------   --------  --------  ----------

Less Distributions:
Dividends from net investment
income and net realized gains
from foreign currency
transactions......................   (0.03)    (0.02)   (0.10)   (0.14)   (0.06)      --        --       (0.03)    (0.07)       --
Dividends in excess of net
investment income.................     --        --     (0.01)     --     (0.01)
Distributions from net
realized capital gains............   (1.95)    (1.59)   (0.83)   (0.56)   (0.56)    (0.31)    (1.37)     (1.05)    (0.94)     (0.43)
                                   --------  -------- -------- -------- --------  --------  --------   --------  --------  ----------
Total distributions...............   (1.98)    (1.61)   (0.94)   (0.70)   (0.63)    (0.31)    (1.37)     (1.08)    (1.01)     (0.43)
                                   --------  -------- -------- -------- --------  --------  --------   --------  --------  ----------

Net asset value at end of year....  $20.61    $17.47   $16.79   $15.31   $11.82    $13.16    $17.92     $17.52    $19.07     $16.48
                                   ========  ======== ======== ======== ========  ========  ========   ========  ========  ==========
Market value per share at end
   of year........................  $19.10    $15.31   $14.95   $12.92    $9.64    $11.00    $14.50     $13.81    $16.00     $13.72
                                   ========  ======== ======== ======== ========  ========  ========   ========  ========  ==========

Total Investment Return(5):
Based on market value per share...   37.64%    13.11%   23.65%   41.76%   (4.46)%  (22.10)%   15.06%     (7.06)%   23.82%     42.66%
Based on net asset value per
   share..........................   30.16%    14.92%   17.19%   37.00%   (6.92)%  (24.94)%   12.11%     (1.09)%   22.89%     41.08%

Ratios to Average Net Assets:
Expenses..........................    1.17%     1.19%    1.14%    1.30%    1.31%     1.39%(6)  1.16%      1.11%     1.09%      1.17%
Net investment income (expenses
   in excess of income)...........    0.09%     0.27%   (0.08)%  (0.07)%  (0.14)%   (0.23)%    0.01%      0.05%     0.01%    (0.14)%
Supplemental Data:
Net assets at end of year
   (000's)........................ $502,815  $419,814  $401,514 $368,986 $279,799  $314,436 $415,315   $416,599  $469,599   $406,030
Average net assets during year
   (000's)........................ $484,631  $415,074  $378,205 $306,563 $308,018  $341,806 $422,426   $428,072  $464,967   $354,923
Stockholders of record(7).........      794       740       926      964    1,001     1,067    1,125      1,230     1,287      1,408
Portfolio turnover rate...........      34%       37%       41%      89%      83%       32%      25%        14%       13%        13%

_________________

(1)	Per share amount amounts for the year ended December 31, 1997 have been restated to reflect 2:1 stock split effective October 16, 1998.
(2)	Less than $0.01 per share.
(3)	Calculated using the average shares method.
(4)	Includes net realized and unrealized currency gain (loss).
(5)	Total investment return based on market value differs from total investment return based on net asset value due to changes in the relationship between the Fund’s market price and its net asset value per share. Returns from 1997 and 1998 have been restated to reflect subsequent changes to dividend reinvestment calculations.
(6)	The increase in the Fund’s expense ratio was attributable to extraordinary expenses in connection with a stockholder’s proxy contest for the election of directors and termination of the Fund’s advisory contract with HCC and defense against a lawsuit against the Fund and the Board of Directors, plus the effect of a decline in the Fund’s net assets.
(7)	Not audited by [__________________].

TRADING AND NET ASSET VALUE INFORMATION

           The Fund’s Common Stock is, and the Shares offered for subscription pursuant to the Offer will be, listed on the NYSE. Since the Fund commenced operations in August 1987, its Common Stock has traded in the market at both a premium and a discount to net asset value, although its Common Stock has generally traded at a discount to net asset value. Management of the Fund has not determined the reasons why the Fund’s Common Stock has generally traded at a discount to net asset value, nor can they predict whether the Fund’s Common Stock will continue to trade at a discount to net asset value, and if so, the level of such discount. Shares of closed-end investment companies frequently trade at a discount to net asset value.

           The Fund announced its intention to conduct this rights offering on March __, 2007. The net asset values per share of the Fund’s common stock at the close of business on March __, 2007 and [________], 2007 (the last trading date prior to the date of this prospectus on which the Fund’s determined net asset value) were $[_____] and $[_____], respectively, and the last reported sale prices of a share of common stock on the NYSE were $[_____] and $[_____], respectively, representing [_____]% and [_____]% of net asset value, respectively.

           The following table sets forth for the Fund’s Common Stock for the periods indicated: (i) the per share net asset value corresponding to the high/low market price for each quarter, (ii) the per share high and low market price on the NYSE, (iii) the discount or premium to net asset value of each high/low market price and (iv) the total volume of trading on the NYSE during the period.

	Net Asset Value(1)		Market Price(2)		(Discount)/Premium to Net Asset Value (%)		Volume of Trading(2) (Shares)
	High	Low	High	Low	High	Low
Fiscal Year 2005 March 31, 2005 June 30, 2005 September 30, 2005 December 31, 2005 Fiscal Year 2006 March 31, 2006 June 30, 2006 September 30, 2006 December 31, 2006 Fiscal Year 2007 March 31, 2007

_________________

(1)	Based on the Fund’s computations, calculated on the immediately preceding last business day of the week, or if such high or low market price occurred on the last business day of the week, on such business day.
(2)	As reported by the NYSE.

THE FUND

           The Fund is a non-diversified closed-end investment management company, which was incorporated in Delaware on October 24, 1986. The Fund commenced investment operations on August 27, 1987 following an initial public offering of the Fund’s Common Stock. The Fund changed its name from “The Helvetia Fund, Inc.” to “The Swiss Helvetia Fund, Inc.” on May 16, 1990. Shares of the Fund’s Common Stock are traded on the NYSE under the symbol “SWZ.” The Fund’s principal office is located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020, and the Fund’s telephone number is (212) 332-2760.

           The following provides information about the Fund’s outstanding shares as of March 29, 2007:

Title of Class	Amount Authorized	Amount Held By The Fund or for Its Account	Amount Outstanding
Common Shares	50,000,000	0	24,397,655

THE OFFER

Purpose of the Offer

           The Board of Directors retained [_______________], the Dealer Manager for the Offer, to provide the Fund with financial structuring, marketing and soliciting services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund and its existing stockholders if the Offer is not fully subscribed, the dilutive effects on the Fund and its existing Stockholders of the Offer and the experience of the Dealer Manager in conducting rights offerings. The Board also considered that the Adviser would benefit from the Offer because the investment advisory fee paid by the Fund to HCC pursuant to the Investment Advisory Agreement is based on the Fund’s average monthly net assets, which would increase as a result of the Offer. See “—Certain Effects of the Offer” on page [__].

           The Fund’s Board has determined that the Offer is in the best interests of the Fund and its existing stockholders because the Offer represents an opportunity to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available and otherwise to pursue its investment objective.

           In reaching its decision, the Board of Directors considered, among other matters: (i) advice by HCC that additional assets would permit the Fund to take advantage of available investment opportunities without having to sell portfolio securities that HCC believes should be held and (ii) HCC’s belief that current market opportunities of Swiss companies are attractive. There is no assurance that the investment of proceeds of the Offer will be successful or provide favorable returns.

           The Board also considered that increasing the size of the Fund through the Offer may result in certain economies of scale which could, in turn, lower the Fund’s expenses as a percentage of net assets. The Fund and HCC believe that increasing the Fund’s assets available for investment should result in a modest lowering of the Fund’s expenses as a percentage of average net assets by allocating its fixed costs over a larger asset base. Furthermore, the Fund and HCC believe that a well-subscribed Offer could increase liquidity on the NYSE where shares of the Fund’s Common Stock are traded. There can be no assurance that the Offer will be successful or that by increasing the size of the Fund, its expense ratio will be lowered.

           The Offer provides existing stockholders the opportunity to purchase additional shares of the Fund’s Common Stock at a price below market price. The distribution to Record Date Stockholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Record Date Stockholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. The Board of Directors also considered the impact of the Offer on the Fund’s net asset value.

Terms of the Offer

           The Fund is issuing to Record Date Stockholders transferable rights to subscribe for an aggregate of [_________] shares of its Common Stock. Record Date Stockholders will receive one Right for each share of the Fund’s Common Stock held on the Record Date. Each Record Date Stockholder, or each Rights holder, will be entitled to acquire at the Subscription Price one share of the Fund’s Common Stock for every [______] rights held. Rights may be exercised at any time during the subscription period, which commences on [_________], 2007 and ends on the Expiration Date, which is 5:00 p.m., Eastern time, on [________], 2007, unless extended. See “—Expiration of The Offer.”

           Fractional shares of the Fund’s common stock will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of [____], except that any Record Date Stockholder who is issued fewer than [____] rights may subscribe, at the Subscription Price, for one full share of the Fund’s Common Stock.

           Shares of the Fund’s Common Stock not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, to Record Date Stockholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of Common Stock) and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their Rights, subject to certain limitations and subject to allotment. Investors who are not stockholders on the Record Date, but who otherwise acquire Rights to purchase shares of the Fund’s Common Stock pursuant to the Offer, are not entitled to subscribe for any shares of Common Stock pursuant to the over-subscription privilege. See “—Over-Subscription Privilege” below.

           For purposes of determining the maximum number of shares of the Fund’s Common Stock a stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Co., the nominee for the DTC, or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede & Co. or such other depository or nominee on their behalf.

           The Rights are transferable and application will be made for the listing and trading of the Rights on the NYSE under the symbol “[_______]” during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on [________], 2007 (or if the Offer is extended, until the last business day prior to the extended Expiration Date). See “—Transferability and Sale of Rights.” The Shares, once issued, will be listed on the NYSE under the symbol “SWZ.” The Rights will be evidenced by Subscription Certificates which will be mailed to Record Date Stockholders, except as discussed below under “—Foreign Stockholders.”

           Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated Subscription Price, to the Subscription Agent. A Rights holder will have no right to rescind a purchase after the Subscription Agent has received a completed subscription certificate together with payment for the Shares offered pursuant to the Offer, except as provided under “—Notice of Net Asset Value Decline.” Rights holders who exercise their Rights will not know at the time of exercise the Subscription Price of the Shares being acquired and will be required initially to pay for both the Shares subscribed for during the subscription period and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $[____] per Share. For a discussion of the method by which rights may be exercised and shares paid for, see “—Exercise of Rights” and “—Payment for Shares.”

           There is no minimum number of rights which must be exercised in order for the Offer to close.

The Subscription Price

           The Subscription Price per share of the Fund’s Common Stock will be [__]% of the lower of (i) the average of the last reported sale prices of a share of the Fund’s Common Stock on the NYSE on the Expiration Date and the preceding four business days and (ii) the net asset value per share as of the close of business on the Expiration Date. For example, if the average of the last reported sale prices on the NYSE on the Expiration Date and the preceding four business days of a share of the Fund’s common stock is $[___] and the net asset value per share of Common Stock on the Expiration Date is $[__], the subscription price would be $[__] ([__]% of $[___]). If, however, the five-day average of the last reported sale prices on the NYSE on the Expiration Date is $[___], and the net asset value per share of the Fund’s Common Stock on such date is $[___], the Subscription Price would be $[___] ([__]% of $[___]). Because the Expiration Date of the subscription period will be [___________], 2007 (unless we extend the subscription period), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for on primary subscription and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $[____] per share. See “—Payment for Shares.” Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for Shares by the Subscription Agent, except as provided under “—Notice of Net Asset Value Decline.” The Fund does not have the right to withdraw the rights or cancel the Offer after the Rights have been distributed.

           The Fund announced its intention to conduct this rights offering on March __, 2007. The net asset values per share of the Fund’s common stock at the close of business on March __, 2007 and [________], 2007 (the last trading date prior to the date of this prospectus on which the Fund’s determined net asset value) were $[_____] and $[_____], respectively, and the last reported sale prices of a share of common stock on the NYSE were $[_____] and $[_____], respectively, representing [_____]% and [_____]% of net asset value, respectively. See “Trading and Net Asset Value Information” on page [__].

           Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights.

Over-Subscription Privilege

           Shares not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, only to Record Date Stockholders who have exercised all Rights issued to them (other than those Rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of the Fund’s Common Stock) and who wish to acquire more shares. Investors who are not Record Date Stockholders, but who otherwise acquire Rights to purchase shares of the Fund’s Common Stock pursuant to the Offer, are not entitled to subscribe for any shares of Common Stock pursuant to the over-subscription privilege.

           Record Date Stockholders who are fully exercising their Rights during the subscription period should indicate, on the subscription certificate which they submit with respect to the exercise of the Rights issued to them, how many Shares they are willing to acquire pursuant to the over-subscription privilege.

           All over-subscriptions will be honored in full to the extent that shares of the Fund’s Common Stock not subscribed for during the subscription period are available. If there are insufficient shares of Common Stock to honor all over-subscriptions, the available shares of Common Stock will be allocated pro rata among those who over-subscribe based solely on the number of Rights initially issued to them pursuant to the Offer, so that the number of shares of the Fund’s Common Stock issued to stockholders who subscribe pursuant to the over-subscription privilege will generally be in proportion to the number of shares of Common Stock owned by them on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of shares of Common Stock available for over-subscriptions is distributed on a pro rata basis.

           Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the subscription period and the number of Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, brokers, trustees and other nominee holders of rights with the subscription certificates.

           The Fund will not offer or sell any shares of its Common Stock that are not subscribed for during the subscription period or pursuant to the over-subscription privilege.

Transferability and Sale of Rights

           The Rights are transferable until the close of business on the last business day prior to the Expiration Date. Application will be made to list the rights for trading on the NYSE under the symbol “[____]” subject to notice of issuance. Trading in the rights on the NYSE will be conducted on a when-issued basis from [_________], 2007, until the Record Date; thereafter, they will trade regular way until the last business day prior to the Expiration Date. Stockholders are encouraged to contact their broker, bank or financial adviser for more information about trading the Rights. The Fund and the Dealer Manager will use their best efforts to ensure that an adequate trading market for the Rights will exist, although there is no assurance that a market for the Rights will develop. Assuming a market exist for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent.

           Sales through the Subscription Agent and the Dealer Manager. Record Date Stockholders who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent by 5:00 p.m., Eastern time, on [__________], 2007 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, two business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase them or to use its best efforts to complete their sale, and the Subscription Agent will remit the proceeds of the sale to the selling stockholder. If the Rights are sold, sales of those Rights will be deemed to have been effected at the weighted average price received by the Dealer Manager on the day those Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of those nonclaiming stockholders until the proceeds are either claimed or escheated. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any of those Rights, and neither the Fund nor the Dealer Manager have guaranteed any minimum sale price for the Rights. If a stockholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights issued to that stockholder pursuant to the Offer, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

           Other Transfers. The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights. If this occurs, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the stockholder or, if the stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934 (the “Exchange Act”), subject to the standards and procedures adopted by the Fund.

           Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither the Fund nor the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

           Except for the fees charged by the Subscription Agent and Dealer Manager (which are expected to be paid from the proceeds of the offering), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager. Stockholders who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expense that the stockholder will incur in connection with the transactions.

           The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the primary subscription and the over-subscription may be effected through, the facilities of DTC or the Subscription Agent at or prior to 5:00 p.m., Eastern time, on the Expiration Date.

Expiration of the Offer

           The offer will expire at 5:00 p.m., Eastern time, on [_________], 2007, unless the Fund extends the Expiration Date. Rights will expire on the Expiration Date and may not be exercised after this date. If the Fund extends the Expiration Date, the Fund will make an announcement as promptly as practicable. This announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make this announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate this announcement other than by making a release to the Dow Jones News Service or any other means of public announcement as the Fund may deem proper.

Subscription Agent

           The Subscription Agent for the Offer is [____________], which will receive for its administrative, processing, invoicing and other services as subscription agent a fee estimated to be approximately $[_____], including reimbursement for all out-of-pocket expenses related to the Offer.

           Questions regarding the subscription certificates should be directed to [______________________], our information agent, at [_________]; stockholders may also consult their brokers or nominees. Signed subscription certificates should be sent, together with payment of the estimated Subscription Price, to [____________], attention: [__________], by one of the methods described below:

(1)	By Mail, Express Mail or Overnight Courier:

          [INSERT]

(2)	By Hand:

           [INSERT]

           The Fund will honor only subscription certificates received by the Subscription Agent on or prior to the Expiration Date at one of the addresses listed above. Delivery to an address other than those listed above will not constitute good delivery.

Information Agent

           The information agent for the Offer is [______________________] If you have questions or need further information about the Offer, please write or call the Information Agent at [__________________ or _________________]. Any questions or requests for assistance concerning the method of subscribing for Shares or additional copies of this prospectus or subscription certificates should be directed to the information agent.

          Stockholders may also contact their brokers or nominees for information with respect to the Offer.

           The Information Agent will receive a fee estimated to be approximately $[____], plus reimbursement for all out-of-pocket expenses related to the Offer.

Exercise Of Rights

           Rights are evidenced by subscription certificates that will be mailed to Record Date Stockholders (except as described under “—Foreign Restrictions” below) or, if stockholder’s shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or the other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment at the estimated Subscription Price for the Shares as described under “—Payment For Shares.” Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service. Completed subscription certificates and payments must be received by the Subscription Agent at or prior to 5:00 p.m., Eastern time, on the Expiration Date at the offices of the Subscription Agent at the addresses set forth above under “—Subscription Agent.”

           Stockholders who are Record Owners. Stockholders who are record owners can choose between either option set forth below under “—Payment For Shares.” If time is of the essence, option (2) will permit delivery of the subscription certificate and payment after the Expiration Date.

           Investors Whose Shares are Held by a Nominee. Stockholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth below under “—Payment For Shares.”

           Nominees.  Nominees, such as brokers, trustees or depositories for securities, who hold shares of the Fund’s Common Stock for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain those beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described below under “—Payment For Shares.”

           Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner on the Record Date, as to the aggregate number of Rights exercised during the subscription period and the number of shares subscribed for pursuant to the over-subscription privilege by the beneficial owner and that the beneficial owner exercised all the Rights issued to them pursuant to the Offer.

Payment for Shares

          Rights holders who wish to acquire shares of the Fund’s Common Stock pursuant to the Offer or, if eligible, pursuant to the over-subscription privilege may choose between the following methods of payment:

           (1)  A Rights holder can send the subscription certificate together with payment for the shares of Common Stock subscribed for during the subscription period and, if eligible, for any additional shares subscribed for pursuant to the over-subscription privilege to the Subscription Agent based upon an estimated Subscription Price of $[____] per share. Subscription will be accepted when payment, together with the executed subscription certificate, is received by the Subscription Agent at one of the addresses set forth above; the payment and subscription certificate must be received by the Subscription Agent at or prior to 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of shares of the Fund’s common stock. A payment pursuant to this method must be in U.S. dollars by money order or check drawn on a bank located in the United States, must be payable to THE SWISS HELVETIA FUND, INC. and must accompany an executed subscription certificate for such subscription to be accepted.

           (2)  Alternatively, a subscription will be accepted by the Subscription Agent if, at or prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or NYSE member guaranteeing delivery of (i) payment of the full Subscription Price for the shares of the Fund’s Common Stock subscribed for during the subscription period and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and executed subscription certificate. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed subscription certificate and full payment for the shares of the Fund’s Common Stock are received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

           On the confirmation date, which will be five business days following the Expiration Date, a confirmation will be sent by the Subscription Agent to each Rights holder exercising their Rights (or, if shares of the Fund’s common stock are held by Cede & Co. or any other depository or nominee, to Cede & Co. and that other depository or nominee), showing (i) the number of shares of the Fund’s common stock acquired during the subscription period, (ii) the number of Shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per share and total purchase price for the Shares and (iv) any additional amount payable to the Fund by the Rights holder or any excess to be refunded by the Fund to the Rights holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Rights holder, if eligible, exercises his or her right to acquire shares of the Fund’s Common Stock pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the Rights holder will be applied by the Fund toward payment for shares acquired pursuant to exercise of the over-subscription privilege. Any additional payment required from a Rights holder must be received by the Subscription Agent within ten business days after the confirmation date. Any excess payment to be refunded by the Fund to a Rights holder will be mailed by the Subscription Agent to such Rights holder as promptly as practicable. All payments by a Rights holder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to THE SWISS HELVETIA FUND, INC.

           Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares subscribed for are contingent upon actual payment for such Shares.

           Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt of the completed subscription certificate together with payment for Shares by the Subscription Agent, except as described under “—Notice of Net Asset Value Decline” below.

           If a Rights holder who acquires shares of the Fund’s Common Stock during the subscription period or pursuant to the over-subscription privilege does not make payment of any additional amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other stockholders for the subscribed and unpaid for Shares; (ii) apply any payment actually received by the Fund toward the purchase of the greatest whole number of shares which could be acquired by the Rights holder upon exercise of such Rights acquired during the subscription period or pursuant to the over-subscription privilege; or (iii) exercise any and all other rights or remedies to which the Fund may be entitled.

           The method of delivery of subscription certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the stockholders, but if sent by mail it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment at or prior to 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, Record Date Stockholders are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

           All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, which determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Notice of Net Asset Value Decline

           The Fund has, pursuant to the SEC’s regulatory requirements, undertaken to suspend the Offer until the Fund amends this prospectus if subsequent to [__________], 2007, the effective date of the Fund’s Registration Statement, the Fund’s net asset value declines more than 10% from the Fund’s net asset value as of that date. In that event, the Fund will notify Record Date Stockholders of any such decline and permit them to cancel their exercise of Rights.

Delivery of Stock Certificates

           Participants in the Fund’s dividend reinvestment plan (the “Plan”) will have any shares of Common Stock acquired pursuant to the Offer credited to their stockholder dividend reinvestment accounts in the Plan. Stockholders whose shares are held of record by Cede & Co. or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares acquired during the subscription period credited to the account of Cede & Co. or other depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated and stock certificates representing these shares will be sent directly to Cede & Co. or other depository or nominee. With respect to all other stockholders, stock certificates for all shares acquired pursuant to the Offer will be mailed promptly after payment for the shares subscribed for has cleared.

Foreign Restrictions

           Subscription certificates will not be mailed to stockholders whose record addresses are outside the United States, which includes the District of Columbia, and the territories and possessions of the United States. These stockholders will receive written notice of the Offer. The Rights to which these subscription certificates relate will be held by the Subscription Agent for these stockholders’ accounts until instructions are received to exercise the Rights. If no instructions have been received at or prior to 5:00 p.m., Eastern time on [___________], 2007, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Rights of these stockholders will be transferred by the Subscription Agent to the Dealer Manager, which will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from sale of those Rights by or to the Dealer Manager will be remitted to these stockholders.

Federal Income Tax Consequences

           The following summary of the material United States federal income tax consequences of the issuance and exercise, transfer or lapse of the Rights does not discuss all aspects of Federal income taxation that may be relevant to a particular stockholder, and stockholders should consult their own tax advisors regarding the tax consequences, including state, local and foreign tax consequences, relevant to their particular circumstances.

           (1)   The value of a Right will not be includible in the income of a stockholder at the time the Right is issued.

           (2)  The basis of a Right issued to a stockholder will be zero, and the basis of the share with respect to which the Right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) the stockholder affirmatively elects (in the manner set out in Treasury Regulations under the Code) to allocate to the Right a portion of the basis of the old share. If either (a) or (b) applies, the stockholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

           (3)  The basis of a Right purchased in the market will generally be its purchase price.

           (4)  The holding period of a Right issued to a stockholder will include the holding period of the old share.

           (5)  No loss will be recognized by a stockholder if a Right distributed to the stockholder expires unexercised because the basis of the old share may be allocated to a Right only if the Right is exercised. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

           (6)  Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of Rights issued to stockholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

           (7)  No gain or loss will be recognized by a stockholder upon the exercise of a Right, and the basis of any share acquired upon exercise (the new share) will equal the sum of the basis, if any, of the Right and the Subscription Price for the new share. The holding period for the new share will begin on the date when the Right is exercised.

Employee Plan Considerations

           Stockholders whose shares are in employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to the employee retirement plan (other than rollover contributions or trustee-to-trustee transfers from other employee retirement plans) in order to exercise Rights would be treated as contributions to the employee retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of employee retirement plan qualified under Section 401(a) of the Code and certain other employee retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. In addition, there may be other adverse tax and ERISA consequences if Rights are sold or transferred by an employee retirement plan.

           Employee retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an individual retirement account (“IRA”) is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

           ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, employee retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

Certain Effects of the Offer

           The Adviser will benefit from the Offer because the investment advisory fee is based on the Fund’s average monthly net assets. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because it is not known how many shares of the Fund’s Common Stock will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all rights are exercised, (ii) the Fund’s average weekly net asset value during 2007 is $[____] per share (the net asset value per share on [__________], 2007) and (iii) the Subscription Price is $[___] per share ([__]% of the last reported sale price of a share of our common stock on [__________], 2007), and after giving effect to Dealer Manager fees and other offering expenses, the Adviser would receive additional advisory fees of approximately $[_______] for 2007. In addition, two of the Directors who voted to authorize the Offer are “interested persons” (as defined in the 1940 Act) of the Adviser. The other Directors who voted to authorize the Offer are not affiliated with the Adviser. See “Management of the Fund” in the prospectus and SAI.

Investment Considerations

           Upon completion of the Offer, stockholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, because the Subscription Price per share will be less than the then net asset value per share of the Fund’s Common Stock, the Offer will result in a dilution of net asset value per share of the Fund’s Common Stock for all stockholders, irrespective of whether they exercise all or any portion of their Rights. This dilution will disproportionately affect stockholders who do not exercise their Rights. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the Subscription Price will be, what the net asset value per share will be at the Expiration Date or what proportion of Shares will be subscribed for, the dilution could be substantial. For example, assuming that all Rights are exercised, that the Fund’s net asset value on the Expiration Date is $[____] per share (the net asset value per share on [__________], 2007), and that the Subscription Price is [___ % of an average market price of $[____] per share (the last reported sale price of a share of the Fund’s Common Stock on [__________], 2007), the Fund’s net asset value per share on this date would be reduced by approximately $[____] per share, after giving affect to the Dealer Manager fees payable by the Fund, estimated at $[_________], and other expenses of the Offer, estimated at $[____], payable by the Fund. Record Date Stockholders on will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of the Rights, which may themselves have intrinsic value, will afford non-participating stockholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests.

Important Dates to Remember

Record Date	[____________], 2007
Subscription Period	[____________], 2007 to [____________], 2007*
Expiration Date and Pricing Date	[____________], 2007*
Payment for Shares or Notices for Guarantees of Delivery Due	[____________], 2007*
Payment for Guarantees of Delivery Due	[____________], 2007*
Confirmation mailed to Participants	[____________], 2007*
Final payment for Shares Due	[____________], 2007*

* Unless the Offer is extended

USE OF PROCEEDS

           Assuming all Shares in the Offer are sold at an estimated Subscription Price of $[___] per share, the net proceeds of the Offer are estimated to be approximately $[__________] after payment of the Dealer Manager fees and estimated offering expenses. The Fund, however, do not know whether all Rights will be exercised in full, and the Subscription Price will not be determined until the close of business on the Expiration Date of the Offer. The net proceeds will be invested in accordance with the policies set forth under “Investment Objective and Policies.” Assuming current market conditions, the Fund estimates that the net proceeds of the Offer will be substantially invested in accordance with its investment objective and policies within six to twelve months of the completion of this offering, depending on the public or private nature of the investment. Pending such investment, the proceeds may be invested in Swiss Franc-denominated bank deposits, short-term debt securities and money market instruments. See “Investment Objective and Policies.”

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Strategies

           The Fund’s investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in the limited instance where: (1) the Fund holds an investment in a Swiss company, and (2) such Swiss company undergoes a merger, takeover, reorganization or other form of business combination with a non-Swiss issuer (a “reorganization”), or reorganizes (or “redomiciles”) itself as a new corporate entity outside of Switzerland, and (3) the Fund, as a shareholder in the Swiss company, acquires equity or equity-linked securities in the non-Swiss issuer as a result of the transaction. The Fund would be permitted, but not required, to reacquire equity and equity-linked securities of Swiss companies that have redomiciled, so long as the Fund held an investment in the Swiss company at or before the time the company redomiciled. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

           The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets, plus borrowings for investment purposes, in Swiss-equity and equity linked securities that are traded on a Swiss stock exchange, traded at the pre-bourse level of one or more Swiss stock exchanges, traded through a market maker or over the counter in Switzerland. The Fund also may invest in Swiss-equity and equity-linked securities of Swiss companies that are traded on other major European stock exchanges. Equity and equity-linked securities include registered shares, bearer shares, participation and dividend certificates, convertible bonds and bonds with warrants attached and unattached warrants.

           For defensive purposes, during a period in which changes in Swiss equity markets or other adverse economic conditions or changes in Swiss political conditions warrant, the Fund may temporarily reduce its position in equity securities and invest in Sfr-denominated bank deposits, short-term debt or money market instruments.

           At the 2006 Annual Meeting of Stockholders, the Fund’s stockholders approved various changes to the Fund’s investment objective and fundamental investment policies and restrictions, including changes to permit the Fund to (i) invest in securities of Swiss Real Estate Companies, and to acquire, hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions or an interest in real estate as a result of the Fund’s ownership of such securities and (ii) acquire equity and equity-linked securities of non-Swiss companies in limited instances. Additionally, at a Board meeting in December 2006, the Board approved a proposal to permit the Fund to invest its assets in investment companies and in certain pooled investment vehicles, including those that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct investments, including in infrastructure projects and real estate investments. As a result of these recent changes, the Fund is seeking to raise capital through the Offer to invest additional assets in these newly permitted investments.

           At that meeting, stockholders also approved proposals to permit the Fund to (i) leverage up to 10% of its total assets (including the amount borrowed) and (ii) engage in certain options transactions. The Fund may borrow money for investment purposes and as a temporary measure for various purposes, including the payment of dividends. The Fund currently intends to enter into options to hedge market risk and to generate income.

           No assurance can be given that the Fund’s investment objective will be achieved.

Investment Philosophy and Process

           In making investment decisions with respect to common stocks and other equity securities, the Adviser utilizes a macro-economic top-down approach to narrow the universe of possible investments, focusing on certain factors, including market volatility, interest rates and inflation forecasts, capacity, gross domestic product growth and earnings growth. Next, the Adviser relies on a fundamental analysis of each industry, and, within that industry, each company. Securities are evaluated for their potential to provide regular income, growth of income and the opportunity for capital appreciation. The Adviser reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. Fundamental research efforts are enhanced through communication among the portfolio managers and management team, who conduct internal research and extract information from external research. The portfolio managers communicate frequently with external analysts and in-person visits with company management, together with local knowledge, help to provide opinions critical to investing in Swiss companies.

           As a non-diversified investment company, there is no restriction on the percentage of the Fund’s assets that may be invested at any time in the securities of any one issuer, other than the diversification requirements applicable to regulated investment companies under the Code. To the extent the Fund chooses to concentrate a portion of its investments in the securities of a smaller number of issuers, there is a risk that a decline in the value of such securities might have an adverse effect on the Fund’s net asset value and the market price of the Common Stock, as well as the risk that the Fund might experience difficulty in selling such securities.

           As of January 31, 2007, the Fund’s ten largest portfolio holdings were:

Holding	Percentage of Fund’s Net Assets (%)
Roche Holdings- Non-Voting Equity Security	14.03%
Nestle SA Registered Shares	11.35%
UBS AG- Registered Shares	10.37%
Novartis AG - Registered Shares	10.08%
Actelion NV Registered Shares	6.16%
Basilea Pharmaceutica Registered Shares	5.98%
Credit Suisse Group Registered Shares	5.11%
BKW FMB Energie AG Registered Shares	4.62%
Galenica Holding AG Registered Shares	4.42%
Julius Baer Holding AG Registered Shares	3.87%
TOTAL	75.99%

           The Fund generally does not expect to concentrate its investments in any one industry. Where appropriate opportunities exist (e.g., in the pharmaceuticals sector), however, the Fund may invest a substantial portion (subject to the Fund’s investment restriction on concentration) of its assets in an industry. In selecting industries and companies for investment, the Adviser in general considers available information concerning a company’s overall growth prospectus, competitive position in the relevant markets, quality and experience of management, technology, research and development, productivity, labor costs, raw material cost and sources, profit margins, return on investment, capital resources, regulation by Swiss governmental authorities and other relevant factors.

           There is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest. The Fund may invest in securities of companies with small, medium or large market capitalizations.

           The Fund also may lend its portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by the Board of Directors. The Fund may lend its portfolio securities so long as the terms and the structure of the loans are consistent with the 1940 Act.

Portfolio Composition

Common Stocks

           Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities

           Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants or a combination of the features of several of these securities. Investment characteristics of convertible securities vary widely, which allows these securities to be employed for a variety of investment strategies.

Investment Companies and Other Pooled Investment Vehicles

           The Fund may invest in other investment companies, and may invest up to 5% of its total assets in pooled vehicles that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct investments, including in infrastructure projects and real estate investments. The Fund is only permitted to invest in investment companies and pooled vehicles to the extent permitted by the 1940 Act, and as consistent with the Fund’s investment objective and policies. The Board of Directors has limited the Fund’s permitted investments in pooled vehicles to those which meet the following three-part test:

•

Countries.  A pooled vehicle must have at least 70% of its total assets invested in companies in developed markets and may have no more than 30% of its total assets invested in emerging market countries or issuers;

•

Currencies.   A pooled vehicle must have at least 70% of its underlying investments denominated in currencies of countries in developed markets. A pooled vehicle that satisfies the first part of the test also will be deemed to satisfy this part; and

•

Pricing.  For pooled vehicles that are not listed on an exchange, the pooled vehicle must (i) invest in exchange-listed issuers or securities that can be readily valued or (ii) provide HCC fair valuations of its underlying investments either through regular shareholder communications or through other written means that, based on information reasonably available at the time the valuation is made, HCC believes to be reliable.

           HCC expects that a majority of the pooled vehicles investing in private equity transactions will be listed on Swiss or other European exchanges, but cannot predict that the Fund would only invest in these pooled vehicles. Any of the Fund’s holdings in pooled vehicles that are purchased in private transactions will be illiquid and subject to the Fund’s 10% limit on investments in illiquid securities.

           Private equity funds are typically structured as either limited partnerships or limited liability companies with a fixed-life, usually around ten years. The general partner of the private equity fund, who also is typically its adviser, makes investments, monitors them and finally exits them for a return on behalf of the limited partners, which are investors such as the Fund. The private equity fund’s assets are typically invested within three to five years, and after all investments are fully divested, the private equity fund can be terminated. Every investor in a private equity fund commits to investing a specified sum of money in that fund over a specified period of time, and the fund records this as its capital commitment. The sum of capital commitments is equal to the size of the private equity fund. Limited partners and the general partner must make a capital commitment to participate in a private equity fund.

Illiquid and Restricted Securities

           The Fund may invest up to 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws) and securities that may be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid.

           The Board of Directors has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Adviser will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

           Private Equity Investments. Private equity investments commonly refer to any type of equity investment in an asset in which the equity is not freely tradeable on a public stock market. More accurately, private equity refers to the manner in which the funds have been raised, namely on the private markets, as opposed to the public markets. Categories of private equity investments include, but are not limited to, leveraged buyout, venture capital, growth capital, angel investing, mezzanine capital and others. Because private equity investments are not listed on an exchange, if the Fund seeks to sell a private equity investment, it must find a buyer in the absence of a traditional marketplace such as a stock exchange.

Swiss Real Estate Companies

           The Fund may invest in equity and equity-linked securities issued by Swiss Real Estate Companies. The Fund considers a real estate company to be a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate investments. The Fund also considers a real estate company to be a Swiss Real Estate Company if it: (1) is organized in or has its principal office in Switzerland or (2) has a significant amount of real estate assets or investments in Switzerland, even if it is organized or its principal office is outside of Switzerland. The Fund’s investment in Swiss Real Estate Companies is deemed to be an investment in Swiss equity or equity-linked securities for purposes of the Fund’s investment objective.

           REITs are companies that own interests in real estate or in real estate related loans or other interests and revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders. Some countries have a REIT structure very similar to the U.S. Other countries have REIT structures that are different from the U.S. in terms of tax requirements/benefits or scope of qualifying business activities. In addition, there are other countries that have not adopted a REIT structure in any form, although some of these countries are considering adopting a REIT structure.

           The Fund also may acquire real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate solely as a result of the Fund’s ownership of Swiss Real Estate Companies.

Options Transactions

           The Fund may engage in certain options transactions which are considered derivative instruments. The Fund may engage in the following options transactions: (i) buying calls on securities in which the Fund can invest; (ii) buying calls on Swiss stock indices; (iii) writing covered calls on securities in which the Fund can invest; (iv) buying puts on these types of securities; and (v) buying puts on Swiss stock indices. The Fund may engage in these options transactions on an established Swiss exchange, European exchange (e.g., Eurex) or through privately negotiated transactions referred to as over-the-counter options. HCC may utilize options contracts to manage the Fund’s exposure to changing security prices and to generate income.

           The Fund may write (i.e., sell) covered call options with respect to specific securities in which the Fund may invest. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. A covered call option is a call option with respect to which the Fund owns the underlying security, has an absolute and immediate right to acquire that security without additional cash consideration or otherwise covers the transaction by segregating permissible liquid assets. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised, although by writing a call option the Fund forgoes any appreciation in the subject securities above the exercise price if the option is exercised by the purchaser of the option.

           The Fund also is permitted to purchase put and call options in respect of specific securities in which the Fund may invest (or groups or “baskets” of specific securities) or Swiss stock indices. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. The Fund will pay premiums to purchase put and call options, whether or not the options are exercised. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

Short-Term and Temporary Investments

           With the exception of three-, six- and twelve-month money market certificates (Treasury Certificates) of the Swiss Confederation, the Swiss short-term debt market offers few money market instruments. As a result, most short-term investments in Switzerland are in the form of interest-bearing time deposits with banks. The Fund limits its short-term investments in such time deposits to those with banks rated Aa or better by Moody’s Investors Services, Inc. or AA or better by Standard & Poor’s Ratings Group at the time of investment, or to unrated instruments, which, in the judgment of the Adviser, are of equivalent quality.

USE OF LEVERAGE

           The Fund is permitted, but not required, to borrow up to 10% of the Fund’s total assets (including the amount borrowed) for investment purposes. HCC may use this ability to leverage a portion of the Fund’s assets to promote investment flexibility and to seek to ensure that the Fund has funds available for investment in attractive opportunities, without requiring the Fund to sell existing investments. Any borrowings will have seniority over the Fund’s Common Stock. Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after any borrowing the value of the Fund’s assets, plus the amount borrowed, less liabilities other than the principal amount represented by the borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s net assets, plus the amount borrowed, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount.

           The Fund may be subject to certain restrictions on borrowings imposed by a lender that may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

           There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its total return. The net asset value of the Common Stock may be reduced by the issuance costs of any leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

           Although the Fund’s borrowings will not represent 33?% of its total assets, as the Fund’s is only permitted to borrow up to 10% of its total assets (including the amount borrowed), the SEC requires the following illustrations to be provided using the Fund’s maximum permitted level of borrowings:

           Assuming that borrowings will represent in the aggregate approximately 10% of the Fund’s total assets (including the amount borrowed) and pay a payment rate set by an interest rate transaction at an annual average rate of [___]%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed [___]% in order to cover such payment rates and other expenses specifically related to borrowings. Of course, these numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

           The following table is designed to illustrate the effect of such borrowings on the Fund’s total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects borrowings representing approximately 10% of the Fund’s total assets (including the amount borrowed), and the Fund’s currently projected annual borrowing interest rate or payment rate set by an interest rate transaction of [___]%. Only the Fund’s stockholders bear the cost of the Fund’s fees and expenses, including the costs associated with any leverage.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Fund Total Return	( )%	( )%	( )%	%	%

           The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISK FACTORS

           Risk is inherent in all investing. Before exercising their Rights pursuant to the Offer, stockholders should consider carefully the following risks that they assume when investing in the Fund.

General Risks of Investing in the Fund

           The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

           An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Common stock prices, including the prices of shares of the Fund’s Common Stock are sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock generally. Common stock prices, like other investments, may move up or down, sometimes rapidly and unpredictably. In addition, market prices of the Fund’s shares of Common Stock may be affected by investors’ perceptions regarding closed-end funds generally or the Fund’s specific underlying investments. At any point in time, shares of the Fund’s Common Stock may be worth less than what a stockholder invested, even after taking into account the reinvestment of Fund dividends and distributions.

Dilution of Net Asset Value

           Stockholders will experience a dilution of the aggregate net asset value per share of Common Stock upon the completion of the Offer because the Subscription Price will be less than the Fund’s current net asset value per share. This dilution, which may be substantial, will be experienced by all stockholders, irrespective of whether they exercise all or any portion of their Rights, although nonexercising shareholders will experience disproportionate dilution. Also, stockholders who do not fully exercise their Rights should expect that they will own a smaller proportional interest in the Fund after the completion of the Offer. The distribution to stockholders of the Rights which themselves may have intrinsic value will afford non-participating stockholders the potential to receive a cash payment upon sale of their Rights, receipt of which may be viewed as partial compensation for the dilution of their interest in the Fund. No assurance can be given that a market for the Rights will develop, or as to the value, if any, that the Rights will have.

Market Price Discount from Net Asset Value

           Shares of closed-end funds, such as the Fund, frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Whether investors will realize gains or losses upon the sale of shares will depend not upon the Fund’s net asset value, but entirely upon whether the market price of the shares at the time of sale is above or below an investor’s purchase price for the shares. The Fund’s Common Stock is designed primarily for long-term investors, and stockholders should not view the Fund as a vehicle for trading purposes.

           The risk of market price discount may be greater for Fund investors expecting to sell their shares in a relatively short period of time after purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The price of the Fund’s Common Stock will fluctuate with, among other factors, supply and demand for the Common Stock, price changes of the Fund’s portfolio securities, changes in the exchange rate between the Swiss franc and the U.S. dollar and general economic conditions in Switzerland and the United States. Payment of the offering expenses of the Offer out of the proceeds from the Offer will reduce the Fund’s net asset value per share, which will increase the risk that investors who sell their shares shortly after the Offer will receive less than they paid for their Shares at the time of the Offer.

Foreign Securities Risk

           In addition to the specific risks associated with investing in Swiss securities, investments in foreign securities involve certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates;

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

           Specific risks associated with investing in the Swiss equities markets are discussed below under “General Risks of Investing in Swiss Securities.”

Equity Securities Risk

           The Fund invests principally in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Convertible Securities Risk

           The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Illiquid and Restricted Securities Risk

           The Fund may invest up to 10% of its net assets in restricted securities and other investments that may be illiquid. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

           Private Equity Securities.  In addition to the general risks associated with investing in illiquid and restricted securities, the Fund would be subject to heightened liquidity risks in respect of investing a greater percentage of its total assets in private equity securities, including: (i) lack of a public market; (ii) dependence on an exit strategy, such as an initial public offering or sale of a business, which may not occur to realize the anticipated value of an investment or even dispose of the investment without a significant or total loss; and (iii) dependence on managerial assistance provided by other investors and the willingness of other investors or third parties to provide additional financial support to the issuer.

           Depending on the specific facts and circumstances of a private equity security investment, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund’s investment. It is possible that the fair value attributed to the investment may not accurately reflect its actual value and, consequently, the net asset value and/or market value of the Fund’s shares may not reflect the actual values of the Fund’s portfolio. In addition, the Fund’s net asset value may change substantially in a short time as a result of developments at the companies in which the Fund invests. If the Fund increases the percentage of its total assets invested in private equity securities, changes in the Fund’s net asset value may be more pronounced than with other funds that do not invest in private equity securities.

           The business of identifying attractive investments in private equity securities of the types contemplated for the Fund is competitive, and involves a high degree of uncertainty. Furthermore, the availability of investment opportunities in private equity securities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. Accordingly, there can be no assurance that the Fund will be able to identify attractive investments in private equity securities.

Risk of Investing in Investment Companies and Other Pooled Investment Vehicles

           As a stockholder in an investment company or a pooled vehicle, the Fund would bear its ratable share of that fund’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or pooled vehicles. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company or pooled vehicle. The securities of other investment companies and pooled vehicles also may be leveraged and may, depending on the extent of leverage, be subject to greater leverage risks than to which the Fund is subject.

           Investment companies and pooled vehicles may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies or pooled vehicles, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

           Private Equity Funds.  Investments in private equity funds are “illiquid.” It will be difficult for the Fund to gain access to, or liquidate, its capital contribution as those assets are “locked-up” in long-term investments by the private equity fund that usually last for approximately ten years and sometimes longer. Distributions are made only as investments are converted to cash, and the Fund typically will have no right to demand that sales be made. As such, the Fund and its stockholders may not see a realized return on an investment in a private equity fund for a number of years after its initial capital contribution.

           In addition to the general risks associated with private equity investments described above, the Fund may have limited access to information concerning the underlying fund and its investments. For funds that are not listed on an exchange, HCC will fair value the Fund’s investment pursuant to procedures approved by the Fund’s Board. The valuation ordinarily will be the value determined at the end of a fund’s fiscal period in accordance with the fund’s valuation policies. The fair value of the Fund’s investment in a fund represents the amount that the Fund could reasonably expect to receive from a fund if the Fund’s investment were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that HCC believes to be reliable. In the unlikely event that a fund does not report a value to HCC on a timely basis, HCC would determine the fair value of the fund based on the most recent value reported by the fund, as well any other relevant information available at that time. Although HCC will review the valuations provided by the funds, HCC may not be able to confirm independently the accuracy of such valuations.

Swiss Real Estate Company Risk

           In addition to the general risks associated with investing in Swiss equity and equity-linked securities discussed below under “—General Risks of Investing in Swiss Securities—Swiss Securities Risk,” the Fund’s investments in Swiss Real Estate Companies will be linked to the performance of the Swiss real estate markets. The Fund will not invest in real estate directly (except as described below), but only in securities issued by Swiss Real Estate Companies. However, these investments are subject to the risks associated with the direct ownership of real estate.

           Real Estate—General.  Real property investments are subject to varying degrees of risk. The price of real estate company shares may decline because of the failure of borrowers to pay their loans and poor management. Many real estate companies also utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. If real estate properties do not generate sufficient income to meet operating expenses, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

           The performance of the Swiss economy and the economies of any other countries and regions in which the real estate owned by a portfolio company may be located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. There also are risks associated with particular sectors of real estate investments, such as in the retail, office, hotel, healthcare and multifamily sectors, each of which will be affected by the economic health of the sector specifically and the overall economy generally, demographic changes, spending patterns, governmental regulations, competition and obsolescence.

           Real Estate Investment Trusts.  A REIT (or REIT-like structure) is dedicated to owning, and usually operating, income producing real estate, or to financing real estate. Such companies normally derive income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. Investing in REITs or REIT-like structures involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs or REIT-like structures may experience delays in enforcing their rights as a mortgagee or lessor and may incur substantial costs associated with protecting their investments. REITs also may fail to qualify under any tax provisions pursuant to which they were structured, and the application of unanticipated taxation may significantly reduce the return to the Fund.

           The Fund also may acquire real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate solely as a result of the Fund’s ownership of Swiss Real Estate Companies. The Fund may have difficulty enforcing its rights as a mortgagee or lessor and may incur substantial costs in connection with protecting its investments.

Options Risk

           The Fund may engage in certain options transactions (relating to securities in which the Fund can invest and Swiss stock indices) which are considered derivative instruments. The use of these types of options involves risks different from or possibly greater than, the risks associated with investing directly in the underlying assets.

           HCC may utilize options contracts to manage the Fund’s exposure to changing security prices. Some options strategies, including buying puts, will tend to hedge the Fund’s investments against price fluctuations. Other strategies, including buying calls, will tend to increase market exposure. Successful use by the Fund of options will be subject to HCC’s ability to predict correctly movements in the prices of securities and indices underlying options and the stock market generally. To the extent HCC’s predictions are incorrect, the Fund may incur losses.

           The Fund also may engage in a strategy known as “covered call option writing,” which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The Fund, as writer (seller) of a covered call option forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Leverage Risk

           Using leverage is a speculative investment technique and involves certain risks, including higher volatility of the net asset value of the Fund’s Common Stock and in the market value of the Fund’s Common Stock and the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to stockholders will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There can be no assurance that any leverage strategy the Fund employs will be successful. The Fund will pay any costs and expenses relating to any borrowings.

           If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price for the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns.

General Risks of Investing in Swiss Securities

Swiss Securities Risk

           The Fund invests primarily in Swiss equity and equity-linked securities. Trading in Swiss equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (i) risks related to the nature of the market for Swiss equities, including the risk that the Swiss equities markets may be affected by market developments in different ways that U.S. securities markets and may be more volatile than U.S. securities markets; (ii) political and economic risks with respect to Switzerland, including the possible imposition of, or changes in, currency exchange laws or other Swiss laws or restrictions applicable to investments in Swiss equities; (iii) fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and (iv) Swiss laws and government regulations that may create potential limitations and restrictions on investments by the Fund in Swiss securities.

           Swiss equity securities have historically exhibited a high price to earnings ratio relative to securities traded in the United States securities markets. Differences in accounting methods make it difficult to compare the earnings of Swiss companies with those of companies in other countries, especially the United States. In general, however, reported net income in Switzerland is understated relative to United States accounting standards and is one reason why the price-to-earnings ratios of Swiss equities tend to be higher than those for U.S. equity securities.

Swiss Market Risk

           The Swiss securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. As of December 31, 2006, the securities of the 10, 20 and 25 largest companies accounted for 76.3%, 84.9% and 87.5%, respectively, of the total equity market capitalization represented by the Swiss Performance Index of Swiss Shares (the “SPI”). As of December 31, 2006, the SPI was composed of 225 companies having a total market capitalization of Sfr. 1,222 billion. In addition, securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets. Commissions for trading on Swiss exchanges are generally higher than commissions for trading on U.S. exchanges, although the Fund seeks the most favorable net results (taking into account transaction costs) on its portfolio transactions and may, in certain instances, be able to purchase portfolio investments on which commissions are negotiable. Further, Swiss markets typically have less government supervision compared to the U.S. markets.

Disclosure Standards Risk

           Swiss reporting, accounting and auditing standards differ from U.S. standards in important respects. Swiss corporations, other than subsidiaries of U.S. companies, do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely than required of U.S. companies by the SEC or under U.S. GAAP. As a result, less specific information may be available to investors in Swiss securities than to investors in U.S. securities. Typically, financial statements of Swiss corporations contain balance sheet and profit and loss account figures, together with the notes to such figures. Under Swiss law, a company must prepare such financial statements annually and have them available for inspection at the registered seat of the company. Upon the request of any stockholder, copies of the financial statements shall be immediately sent to the requesting party. Recently, Swiss companies have presented more information, including source and use of funds, and more detailed explanatory notes than the information and notes currently required by law. The holding company of affiliated companies must further prepare consolidated financial statements. Swiss banks are insurance companies are subject to stricter disclosure requirements than other Swiss companies, but these rules are not as comprehensive as SEC or GAAP reporting standards.

           A growing number of Swiss companies, however, use the International Accounting Standards (IAS), which could facilitate and attract foreign investments.

Foreign Currency and Exchange Rate Risk

           The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s net asset value, however, is reported, and distributions from the Fund are made, in U.S. dollars. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. Accordingly, currency risks in connection with investments in the Fund will be borne by investors. Therefore, the Fund’s reported net asset value and distributions could be adversely affected by devaluation of the Swiss franc relative to the U.S. dollar. No assurance can be given as to future rates of exchange between the Swiss franc and the U.S. dollar.

           In addition, the Fund computes its income at the foreign exchange rate in effect on the day of its receipt by the Fund. If the value of the Swiss franc falls relative to the U.S. dollar between the date the Fund receives such income and the date it makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, it may be required to liquidate securities in order to make distributions. Such liquidations, if required, may adversely affect the Fund. The Fund is required to distribute annually 90% of its investment company taxable income to its stockholders in order to maintain its qualification as a regulated investment company for U.S. tax purposes. If the Fund is unable to obtain funds necessary to meet these distribution requirements, the Fund will not qualify for the dividends-paid deduction available to regulated investment companies under the Code, and will be subject to a corporate-level tax on its income for that year.

           The Fund also pays certain expenses and dividends in U.S. dollars. In making such payments, the Fund incurs currency conversion costs.

Tax Risk

           Dividends and certain interest paid to the Fund by Swiss corporate entities will be subject to certain withholding taxes in Switzerland. Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions to the Fund or otherwise paid by the Fund may be creditable against taxes owed or deductible from income by U.S. stockholders for U.S. Federal income tax purposes if the Fund makes an election to treat the stockholders as having paid those taxes for U.S. Federal income tax purposes. The Fund’s ability to make such an election is subject to certain requirements in the Code. Although the Fund expects to be eligible to make such an election each year, and intends to do so if it is eligible, there is no assurance that the Fund will be eligible each year. If the election is made, the amount of such foreign taxes paid by the Fund will be includible as income to the stockholders for U.S. Federal income tax purposes. Non-U.S. investors may not be able to credit or deduct such foreign taxes, but may be deemed to have additional income from the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under “Taxation” below and should discuss with their tax advisors the specific tax consequences of investing in the Fund.

Additional Risk Considerations

Non-Diversified Status

           The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to stockholders. See “U.S. Federal Taxation” in the SAI. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. In addition, at the close of each quarter, no more than 25% of the value of its total assets may be invested in the securities of one or more “qualified publicly traded partnerships,” as defined in the Code. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

           The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies. The Fund’s top ten portfolio holdings, which constitute approximately 76% of the Fund’s net assets, however, have substantial unrealized capital gains. Additionally, principally as a result of appreciation, the Fund’s top seven holdings each exceed 5% of the Fund’s net assets and, in the aggregate, constitute approximately 63% of the Fund’s net assets As a result, the Fund is unable to invest additional assets in those companies because such investments could result in the Fund’s failure to qualify as a regulated investment company under Subchapter M of the Code. See “—Concentration and Unrealized Appreciation Risk.”

New Securities Risk

           Until 2006, the Fund was not permitted to engage in various investment strategies described in this prospectus, including investing in real estate, private equity and investment companies and pooled vehicles, as well as engaging in options trading. Although the investment decisions for the Fund will be made by experienced professionals who have successfully pursued the Fund’s historical investment strategies, the successful use of these investment strategies will be subject to HCC’s ability to identify attractive investment opportunities for the Fund in areas in which the Fund has not previously invested.

Concentration and Unrealized Appreciation Risk.

           As of January 31, 2007, the Fund’s top ten portfolio holdings constituted approximately 76% of the Fund’s net assets in respect of which, the Fund has significant unrealized capital gains. Additionally, principally as a result of appreciation, the Fund’s top seven holdings each exceed 5% of the Fund’s net assets and, in the aggregate, constitute approximately 63% of the Fund’s net assets As a result, the Fund is unable to invest additional assets in those companies because such investments could result in the Fund’s failure to qualify as a regulated investment company under Subchapter M of the Code.

           The Fund, to date, has not sought to sell its positions in these companies because (i) such gains, when realized and distributed, will become taxable to the Fund’s stockholders and (ii) the Fund may not be able to find similar investments at attractive prices in those issuers or other Swiss companies. Furthermore, there can be no assurance that the investment performance giving rise to such unrealized gains will continue, or that such gains will, in fact, be realized.

           As of December 31, 2006, the Fund had net assets of approximately $503.28 million and approximately $314.2 million in net unrealized appreciation. If realized and distributed, or deemed distributed, such appreciation generally would be taxable to stockholders on the basis of their holdings in shares, including the Shares acquired in the Offer.

Foreign Custody

           Citibank, N.A. acts as the Fund’s custodian through its London branch, which maintains custody of the Fund’s portfolio securities and cash. It is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Anti-Takeover Provisions

           The Fund’s Articles of Incorporation, as amended to date (the “Charter”) and By-Laws contain certain provisions such as staggered elections of Directors and super-majority voting requirements for certain transactions. These provisions could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Fund’s Board of Directors and depriving stockholders of an opportunity to sell their shares of Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Certain Provisions of the Charter and By-Laws” below.

Dividend Distribution Risk

           In June 2003, the Fund settled litigation involving its prior practice of declaring dividends payable in Common Stock at a time when the Fund’s Common Stock was trading at a discount to net asset value, which diluted the interests of stockholders. As a result, through December 31, 2012, the Fund may not declare dividends payable in shares of Common Stock until any existing dilution resulting from this practice has been eliminated through open market purchase of the Fund’s Common Stock at times when the Fund’s net asset value exceeds its market price.

           If the Fund is not able to eliminate its net asset value dilution by December 31st of each year (there currently exists such dilution), the Fund may not issue its capital gains distribution in Common Stock and may have to either (i) borrow money or (ii) sell portfolio holdings in order to make a cash distribution.

Market Disruption Risk

           The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. These events could also adversely affect individual issuers and securities markets, interest rates, secondary trading, credit risk, inflation, deflation and other factors relating to the Fund’s Common Stock. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economy and securities markets.

MANAGEMENT OF THE FUND

           The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with its investment adviser, administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Adviser and the Fund’s administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Investment Advisory Agreement

           Hottinger Capital Corp., with offices located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020, has been retained to provide investment advice to, and, in general, to conduct the management and investment program of, the Fund under the overall supervision and control of the Directors of the Fund. HCC has been the Fund’s investment adviser since the Fund’s inception, and is principally owned by Hottinger et Cie (Zurich) and Hottinger U.S. Inc.

           Pursuant to the Investment Advisory Agreement, the Adviser is responsible for selecting portfolio securities and for providing a continuous investment program for the Fund, including providing investment research and management and purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund’s portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Directors, and the investment objective, policies and restrictions of the Fund. The services of HCC to the Fund are not exclusive, and HCC is free to render investment advisory services to others.

           For its services under the Investment Advisory Agreement, the Fund pays HCC an annual advisory fee hereunder of 1.0% of the Fund’s average monthly net assets up to $60 million, 0.90% of such assets between $60 million and $100 million, 0.80% of such assets between $100 million and $200 million, 0.70% of such assets between $200 million and $300 million, 0.65% of such assets between $300 million and $400 million, 0.60% of such assets between $400 million and $500 million, 0.55% of such assets between $500 million and $600 million, and 0.50% of such assets in excess of $600 million, computed by the Fund’s administrator on the basis of net assets at the end of each month.

           In 2006, the Fund’s average assets were $[_____] million, and the blended advisory fee for that period was [___]%. As of December 31, 2006, the Fund’s net assets were approximately $502.8 million, which exceeded the 0.55% breakpoint by almost $3 million. Assuming the Offer is fully subscribed, the net proceeds are anticipated to be $[______], exceeding the final breakpoint of 0.50% and producing a blended fee on that amount of [___]%.

           In addition to the monthly advisory fee, the Fund bears all of its own expenses, including but not limited to the following: fees and out-of-pocket travel expenses of the Fund’s Directors who are not interested persons and other expenses incurred by the Fund in connection with Directors’ meetings; interest expenses; taxes and governmental fees; brokerage commissions incurred in acquiring or disposing of the Fund’s portfolio securities; membership dues to professional organizations; premiums allocable to fidelity bond and liability insurance coverages; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the SEC; charges and expenses of the Fund’s legal counsel and independent accountants; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund’s shares; and the expenses of stockholders’ meetings and preparing and distributing proxies and reports to stockholders.

           The Fund’s portfolio managers who are primarily responsible for the day to day management of the Fund’s portfolio are:

Philippe Comby—Mr. Comby, a portfolio manager since 1999 when he joined the Adviser, is a Vice President of the Fund and a Director and Senior Vice President of the Adviser. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of Global Association of Risk Professionals and a Chartered Financial Analyst.

Rudolf Millisits—Mr. Millisits, a portfolio manager since 1994 when he joined the Adviser, is the Senior Vice President and Chief Financial Officer of the Fund and the Chief Operating Officer, Executive Vice President and Chief Compliance Officer of the Adviser. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

           See “Investment Advisory and Other Services—Portfolio Managers” in the SAI for further information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Administrator and Administration Agreement

           Pursuant to an Administration Agreement between the Fund and Citigroup Fund Services (the “Administration Agreement”), Citigroup Fund Services performs certain administrative and accounting functions for the Fund, including monitoring relationships with the Fund’s service providers; supervising compliance by the Fund with record-keeping requirements under the 1940 Act and maintaining books and records for the Fund; supervising the pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; supervising preparation of periodic reports to the Fund’s stockholders and filing of these reports with the SEC, Forms N-CSR, N-Q, N-SAR and N-PX filed with the SEC, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; preparing and filing of tax reports other than the Fund’s income tax returns; and providing executive, clerical and secretarial help needed to carry out these responsibilities. For a complete description of the Administration Agreement, see “Investment Advisory and Other Services—Administrator and Administration Agreement” in the SAI.

           Pursuant to the Administration Agreement, the Fund pays Citigroup Fund Services a fee of 0.08% on the first $250 million of the Fund’s daily net assets; 0.05% on the next $250 million of the Fund’s daily net assets; and 0.03% on assets in excess of $500 million of the Fund’s daily net assets.

THE SWISS ECONOMY AND SECURITIES MARKETS

           Certain information relating to Switzerland has been extracted from various governmental and private sources, as indicated herein.

The Swiss Economy

           [TO BE FILED BY AMENDMENT]

The Swiss Equities Markets

           [TO BE FILED BY AMENDMENT]

The Swiss Electronic Stock Exchange

           [TO BE FILED BY AMENDMENT]

DIVIDENDS AND DISTRIBUTIONS

Dividend Reinvestment Plan

           The Fund has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-in” plan. Each Common Stockholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional whole or fractional shares of Common Stock by American Stock Transfer & Trust Company as agent (the “Plan Agent”). Stockholders (including stockholders such as banks, brokers or nominees who hold shares for others who are beneficial owners) who elect to participate in the Plan will have all distributions and dividends payable in whole or in part in cash automatically reinvested in Fund shares in accordance with the terms of the Plan. Stockholders whose shares of Common Stock are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

           The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the stockholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued shares of Common Stock of the Fund on behalf of the participants. There is no charge to participate in the Plan. Stockholders will, however, pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares of the Fund’s Common Stock. Stockholders receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price, as follows:

•

if the net asset value is greater than the market price (the Fund is trading at a discount), the Plan Agent will buy Fund shares for on the open market on the NYSE or elsewhere. Stockholders’ dividends or distributions will be reinvested at the average price the Plan Agent pays for those purchases;

•	if the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue new shares at net asset value;

•	if the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue new shares at net asset value; or

•	if the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue new shares at 95% of the market price.

           Participants in the Plan may withdraw from the plan upon notice to the Plan Agent or their broker. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $.10 per share brokerage commissions. Participants also can withdraw their shares from their Plan accounts and sell those shares through their brokers.

           The Fund reserves the right to amend or terminate the Plan.

Dividends and Distributions

           The Fund distributes to stockholders, at least annually, substantially all of its net investment income and net realized capital gains. Distributions are made in cash or in common stock with the option to receive cash, subject to compliance with the 2003 litigation settlement described above under “General Risks of Investing in the Fund—Additional Risk Considerations—Dividend Distribution Risk.” Stockholders entitled to a distribution to be made in Common Stock with the option to receive cash may elect to receive cash by timely returning a completed option card to American Stock Transfer & Trust Company, the Fund’s dividend-paying agent.

DESCRIPTION OF COMMON STOCK

           The Fund is authorized to issue 50,000,000 shares of Common Stock, par value $0.001 per share, of which [24,397,655] shares are issued and outstanding. Shares of the Fund’s Common Stock are fully paid and non-assessable when issued and have no preemptive, conversion, exchange or redemption rights. Each share of the Fund’s Common Stock has equal voting, dividend, distribution and liquidation rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund’s assets after debt and expenses. Stockholders are entitled to one vote per share and do not have cumulative voting rights.

           The Fund’s Common Stock is, and the Common Stock offered hereby (through the exercise of the Rights) is expected to be, listed on the NYSE under the symbol “SWZ.” Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

           The Fund may from time to time sell additional shares of Common Stock, although it has no present intention of offering additional shares other than pursuant to this Offer or the Plan. Other offerings of the Fund’s shares of Common Stock, if made, will require approval of the Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then-current net asset value (Exclusive of underwriting discounts and commissions), except in connection with an offering to existing stockholders or with the consent of a majority of the Fund’s outstanding shares of Common Stock.

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

           The Fund’s Charter and By-Laws each contains provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors has been divided into three classes. At the annual meeting of stockholders in each year, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

           Under the Charter, actions by stockholders may be taken by a vote of the majority of the total number of shares of outstanding Common Stock of the Fund, except that a vote of at least 75% of the outstanding shares of Common Stock of the Fund is required to authorize any of the following actions:

           (i)           a merger or consolidation of the Fund with another corporation;

           (ii)          the liquidation of dissolution of the Fund;

           (iii)         the sale of all or substantially all of the assets of the Fund (other than in the regular course of the Fund’s investment activities);

           (iv)         amending the Charter to provide for redeemable shares; and

          (v)           any amendment to the Charter that reduces the 75% vote required to authorize the actions listed in (i)-(iv) above.

           The Fund’s By-laws also contain certain minimum qualification requirements for all Directors and nominees for Director, including the requirement that each Director (or nominee for Director) have relevant experience and country-specific knowledge and that each Director (or nominee for Director) must not have any conflict of interest. The Fund’s By-laws also include a provision requiring a vote of at least 75% of the outstanding shares of Common Stock of the Fund in order for stockholders to amend the Fund’s By-Laws.

           Reference is made to the Charter and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Adviser, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

CONVERSION TO OPEN-END FUND

           The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the majority of the outstanding shares of the Fund’s Common Stock; provided, however, that the Fund's Board of Directors also authorizes amending the Fund's Charter to provide for such a conversion, including, but not limited to: (i) changing the Fund's status as a closed-end investment company; (ii) adding provisions regarding the Fund's shares as being "redeemable securities" (as defined in the 1940 Act) (such as provisions relating to the Fund's right to redeem shares (at its option and under certain specified circumstances), exchangeability, convertibility and payment of redemption proceeds); (iii) designating the Fund's shares of Common Stock into classes (if the Fund will issue multiple classes of shares as an open-end investment company) and/or series and other provisions relating to a multi-class or multi-series structure (such as allocation of expenses, assets and liabilities, relative entitlement to dividends and voting rights); (iv) the imposition of sales charges or redemption fees (if provided under the terms of issuance of such class of shares); and (v) removal of supeermajority voting provisions.

           If the Fund converted to an open-end investment company, the Fund’s Common Stock would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares.

           Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

REPURCHASE OF COMMON STOCK

           Common shares of closed-end investment companies often trade at a discount to net asset value, and shares of the Fund’s Common Stock also may trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund’s Common Stock will be determined by such factors as relative demand for and supply of the Common Stock in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund’s stockholders will not have the right to redeem the Common Stock, the Fund may take action to repurchase Common Stock in the open market or make tender offers for its Common Stock at net asset value.

           The acquisition of Common Stock by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchase of Common Stock, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The acquisition of Common Stock by the Fund, however, at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. There can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares of Common Stock trading at a price equal to their net asset value.

           The principal purpose of the Fund’s Common Stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect upon the Fund’s expense ratio. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act. See “U.S. Federal Taxation” for a description of the potential tax consequences of a repurchase of the Fund’s Common Stock.

U.S. FEDERAL TAXATION

           The following discussion offers only a brief outline of the U.S. Federal income tax consequences of investing in the Fund and is based on the U.S. Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. Federal Income Tax Treatment of the Fund

           The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company under Federal income tax law. If the Fund so qualifies and distributes each year to its stockholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay Federal income taxes on any income it distributes to stockholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year (unless an election is made to use the Fund’s fiscal year), plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.

           Dividends paid to stockholders out of the Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to stockholders as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (i.e., generally dividends paid by certain U.S. corporations and “qualified foreign corporations”) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and its stockholders. However, even if income received is in the form of a distribution of qualified dividend income and is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other U.S. Federal income tax purposes. A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. The Fund cannot predict at this time what portion of dividends receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income.

           Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to the Fund’s stockholders as long-term capital gains, regardless of how long such stockholders have held your Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

           A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a stockholder’s tax basis in his or her Fund shares; any such distributions in excess of such stockholder’s basis are treated as gain from a sale of such shares. The tax treatment of a stockholder’s dividends and distributions will be the same regardless of whether they were paid to such stockholder in cash or reinvested in additional Fund shares.

           A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year. Each year, the Fund will notify its stockholders of the tax status of dividends and other distributions.

           If a stockholder sell or otherwise dispose of shares of the Fund’s Common Stock, or have shares repurchased by the Fund, that stockholder may realize a capital gain or loss which will be long-term or short-term, depending generally on the holding period for the shares.

           The Fund may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable if a stockholder:

•	fails to provide the Fund with a correct taxpayer identification number;

•	fails to make required certifications; or

•	has been notified by the Internal Revenue Service that the stockholder is subject to backup withholding.

           Backup withholding is not an additional tax. Any amounts withheld may be credited against a stockholder’s U.S. Federal income tax liability.

           Certain dividends and other distributions received from sources outside of the United States may be subject to withholding taxes imposed by other countries. In the event that more than 50% of the value of the net assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund will make an election to pass through to its stockholders a credit or deduction for foreign taxes paid by it.

Swiss Taxation

           Pursuant to a tax treaty between the United States and Switzerland (the “Treaty”), the Fund will not be regarded as having a permanent establishment in Switzerland if it carries on its securities transactions in Switzerland through a broker or general commission agent or any other agent of independent status where such person is acting in the ordinary course of its business. Accordingly, pursuant to the Treaty, the Fund will not be subject to Swiss corporate tax. The Fund will further not be subject to Swiss withholding tax on its capital gains income. Corporate dividends and interest on accounts with banks and financial institutions paid to the Fund by a company resident in Switzerland are subject to Swiss withholding tax at a rate of 35%. Pursuant to the Treaty, the Fund will be entitled to a partial refund of Swiss withholding tax which will result in a net Swiss withholding tax of 15% on dividends and 5% on interest. Interest paid by a non-Swiss bank on a Swiss franc-denominated fiduciary account is exempt from Swiss tax.

Further Information

           The SAI summarizes further Federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

DISTRIBUTION ARRANGEMENTS

           [____________], which is a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as dealer manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated [________], 2007 among the Fund, HCC and the Dealer Manager (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring services and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to [___]% of the aggregate subscription price for shares issued pursuant to the Offer. The Dealer Manager fee will be borne by the Fund and indirectly by all of the Fund’s stockholders, including those who do not exercise their Rights.

           The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to [___]% of the Subscription Price per share for each share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to [__]% of the Subscription Price per share for each share issued pursuant to exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

           In addition, the Fund has agreed to pay the Dealer Manager an amount up to $[_______] as a partial reimbursement for its expenses in connection with the Offer. The Fund and the Adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

           Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights.

           In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Adviser and their affiliates.

           The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expense of preparing and printing of the prospectus for the Offer, the expense of counsel and auditors in connection with the Offer and the out-of-pocket expenses incurred by the officers of the Fund and others in connection with the Offer.

           The principal business address of [_________] is [______________].

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

           American Stock Transfer & Trust Company, whose address is 59 Maiden Lane Plaza Level New York, NY 10038, acts as transfer agent, dividend paying agent, and registrar for the Fund’s Common Stock. Citibank, N.A., whose principal business address is 399 Park Avenue, New York, New York 10022, has been retained to act as custodian of the Fund’s investments. Neither American Stock Transfer & Trust Company nor Citibank, N.A. has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

LEGAL OPINIONS

           The validity of the shares offered hereby is being passed on for the Fund by Stroock & Stroock & Lavan LLP, New York, New York, and certain other legal matters will be passed on for the Dealer Manager by [_______________].

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Fund

Investment Objective, Policies and Risks

Investment Restrictions

Management of the Fund

Investment Advisory and Other Services

Portfolio Transactions and Brokerage

Determination of Net Asset Value

Repurchase of Shares

U.S. Federal Taxation

Counsel and Independent Registered Public Accounting Firm

Financial Statements

          Shares of Common Stock

The Swiss Helvetia Fund, Inc.

Issuable Upon Exercise of Transferable Rights to Subscribe for
Such Shares of Common Stock

_________________

PROSPECTUS

_________________

             , 2007

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, March 29, 2007

[SWZ LOGO]

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

STATEMENT OF ADDITIONAL INFORMATION

           , 2007

This Statement of Additional Information (“SAI”) of the Fund relating to this offering of shares of the Fund’s common stock (the “Common Stock”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating to the Common Stock dated            , 2007. This SAI does not include all information that a prospective investor should consider before purchasing shares of Common Stock in this offering. Investors should obtain and read the Fund’s prospectus prior to purchasing such shares. A copy of the Fund’s prospectus may be obtained without charge by calling (888) 794-7700. You also may obtain a copy of the Fund’s prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).

           Capitalized terms used but not defined in this SAI have the meanings assigned to them in the prospectus.

TABLE OF CONTENTS

Page

The Fund

Investment Objective, Policies and Risks

Investment Restrictions

Management of the Fund

Investment Advisory and Other Services1

Portfolio Transactions and Brokerage

Determination of Net Asset Value

Repurchase of Common Stock

US Federal Taxation

Counsel and Independent Registered Public Accounting Firm

Financial Statements	1 1 5 6 12 16 17 17 18 24 24

Privacy Policy

HCC collects certain personally identifiable financial information about the Fund’s stockholders to ensure that it offers the highest quality financial services and products. The personally identifiable financial information which the Fund gathers during the normal course of doing business with its stockholders may include:

1.	information the Fund receives from its stockholders on applications or other forms;

2.	information about transactions with the Fund, its affiliates, or others;

3.	information collected through an Internet “cookie” (an information collecting device from a web server); and

4.	information that the Fund receives from a consumer reporting agency.

The Fund does not disclose any nonpublic personal information about its current or former stockholders to anyone, except as permitted by law. In accordance with Section 248.13 of Regulation S-P, the Fund may disclose all of the information collected, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing the Fund’s compliance with industry standards. HCC, on behalf of the Fund, enters into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using this information other than to carry out the purposes for which the Fund discloses the information.

The Fund restricts access to nonpublic personal information about its stockholders to those employees who need to know that information to provide financial products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with Federal standards to guard the nonpublic personal information of the Fund’s stockholders.

THE FUND

          The Fund is a non-diversified closed-end investment management company, which was incorporated in Delaware on October 24, 1986. The Fund commenced investment operations on August 27, 1987 following an initial public offering of 8,000,000 shares of the Fund’s common stock, par value $.001 per share (the “Common Stock”) at $15.00 per share. The Fund changed its name from “The Helvetia Fund, Inc.” to “The Swiss Helvetia Fund, Inc.” on May 16, 1990. The Fund issued an additional 800,786 shares of Common Stock at an offering price of $13.00 in connection with a non-transferable rights offering in June 1992. The Fund issued an additional 3,075,000 shares of Common Stock at an offering price of $18.92 in connection with a non-transferable rights offering in July 1995. On October 16, 1998, the Fund effected a 2:1 stock split.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

          The following descriptions supplement the descriptions of the Fund’s principal investment objective, strategies and risks as set forth in the prospectus. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

Initial Public Offerings

          The Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Adviser believes the price has reached full value. IPO securities may be sold by the Fund on the same day the Fund receives an allocation.

Smaller Company Securities

          The Fund may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

Convertible Securities

          Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.

          The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Swiss Real Estate Companies

          Real property investments are subject to varying degrees of risk. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

          Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing. Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing. Such sectors include retail, office, hotel, healthcare and multifamily properties. Certain portfolio companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsurred loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which, as a result, would adversely affect the Fund's investment performance.

Real Estate Investment Trusts

          Real estate investment trusts (“REITs”) are companies that own interests in real estate or in real estate related loans or other interests and revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders. Some countries have a REIT structure very similar to the U.S. Other countries have REIT structures that are different from the U.S. in terms of tax requirements/benefits or scope of qualifying business activities. In addition, there are other countries that have not adopted a REIT structure in any form, although some of these countries, including Switzerland, are considering adopting a REIT structure.

          REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Borrowing Money

          The Fund may borrow in an amount up to 10% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. Money borrowed will be subject to interest costs. In addition, the Fund may borrow for investment purposes to the extent permitted under the 1940 Act. See “Leverage” below.

Leverage

          Under the 1940 Act, money borrowed for leveraging is limited to 33?% of the value of the Fund’s net assets plus the principal amount represented by borrowings. The Fund is limited in the amount it may borrow for leveraging purposes to 10% of the value of its total assets (including the amount borrowed). Interest costs of borrowings may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (net assets plus the principal amount represented by borrowings) of 300% of the amount borrowed. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s net assets plus the principal amount by borrowings, is at least 300% of such principal amount. The Fund also may be required to maintain minimum average balances in connection with such borrowings or pay a commitment or other fee to maintain a credit facility; either of these requirements would increase the cost of borrowings over the stated interest rate.

          Using leverage (borrowing for investment purposes) is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stock and the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income and the Fund’s distributions will fluctuate because the interest rate on borrowings varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to the Fund’s common stockholders will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price for the Fund’s common stock. There can be no assurance that any leverage strategy the Fund employs will be successful.

          Credit Facility. The Fund has entered into a $45 million credit agreement with Citibank, N.A. (the “Credit Agreement”) for an uncommitted line of credit with Citibank, N.A. as lender and agent (the “Line of Credit”). The Line of Credit may be used (1) to purchase portfolio investments and (2) for payment of distributions to stockholders and other short-term portfolio management purposes.

Lending Portfolio Securities

          The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33?% of the value of the Fund’s total assets. The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.

Options

          The Fund may invest in, or enter into, certain options. Options may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) transactions. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with options purchased on an exchange. In contrast, no clearing agency guarantees OTC transactions. Therefore, each party to an OTC transaction bears the risk that the counterparty will default. OTC options are less liquid than exchange-traded options since the other party to the transaction may be the only investor with sufficient understanding of the option to be interested in bidding for it.

          The Fund may buy and sell (write) covered call options and may buy put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised.

          The Fund also may buy call options and buy put options in respect of stock indices listed on Swiss or European stock exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          Successful use by the Fund of options will be subject to the Adviser’s ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Adviser’s predictions are incorrect, the Fund may incur losses.

Investment Companies

          The Fund may invest in securities issued by other registered investment companies. Under the 1940 Act, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund’s total assets in any one investment company and (3) 10% of the Fund’s total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

INVESTMENT RESTRICTIONS

          The investment objective and the general investment policies and investment techniques of the Fund are described in the prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized. The Fund may not:

1. Invest 25% or more of the total value of its assets in a particular industry.

          2.   Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from banks in amounts not exceeding 10% of its total assets (including the amount borrowed) and may pledge its assets in connection with such permitted borrowing; provided that permitted derivative transactions are not deemed to be an issuance of a senior security.

3. Make loans, except through the purchase of debt obligations consistent with the Fund’s investment policies.

          4.   Buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may purchase and sell securities issued by Swiss Real Estate Companies, and the Fund may acquire, hold and sell real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities of Swiss Real Estate Companies.

5. Make short sales of securities or maintain a short position in any security.

6. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions.

7. Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sales of securities in its portfolio.

8. Invest 10% or more of the total value of its assets in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable.

          The investment restrictions numbered 1 through 8 in this SAI have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” Common Stock. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

          If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

MANAGEMENT OF THE FUND

Board of Directors

          The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors (the “Board”), which approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

Hottinger Capital Corp. Citigroup Fund Services, LLC Citibank, N.A. American Stock Transfer & Trust Company	Investment Adviser Administrator and Fund Accountant Custodian Transfer Agent, Dividend Disbursing Agent and Registrar

          Basic information about the identity and experience of each Director and officer is set forth in the charts below. The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, and other directorships held by the Director are set forth below. The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Fund.

     Name, Address & Age,
   Position(s) with the Fund                 Principal Occupation(s)
            (Since)                    During At Least The Past Five Years               Other Directorships Held
-------------------------------- ------------------------------------------------- -------------------------------------
Class I Directors
Claude W. Frey                   President of the Swiss Parliament from 1994 to    Chairman of the Board: Infra Tunnel
Clos 108                         1995; President of the Swiss Police Academy       SA (Marin) since 2002; Beton Frais
2012 Auvernier Switzerland       (Neuchatel) from 1996 to 2003; Member of the      SA (Marin) since 2002; President of
Age: 63                          Swiss Parliament from 1979 to 2003;               the Steering Committee of
                                 Parliamentary Assembly of the Council of Europe   InterNutrition (Zurich) since 2000;
Director (1995); Member of the   (Strasbourg) from 1996 to 2004; Executive Board   Member of the Board: SCCM SA
Governance/Nominating            of the "North-South Centre" (Lisbon) since        (Crans-Montana) since 2001; Dexia
Committee (2002)                 1999; President of the National Committee for     Banque Privee (Suisse), Zurich,
                                 Foreign Affairs from 2001 to 2003; Vice           since 2003;  Dexia Public Finance
                                 President of the National Committee for Foreign   (Suisse), Geneva since 2006;
                                 Affairs from 1999 to 2001; Chairman of the        Racemark Industries SA (Suisse),
                                 Board: Berun Frais SA (Maria) since 2002;         Couvet since 2006; Chairman of the
                                 Federation of Swiss Food Industries (Berne)       Executive Board of the "North-South
                                 from 1991 to 2001; Association of Swiss           Centre" (Lisbon) since 2004;
                                 Chocolate Manufacturers (Berne) from 1991 to      Chairman of the Federal Committee
                                 2000; Vice Chairman of the Board: Federation of   for Employee Pension Plans (Berne)
                                 Swiss Employers' Association (Zurich) from 1997   since 2004
                                 to 2001

Jean-Marc Boillat                Former CEO, Tornos-Bechler S.A., Moutier;         None
Les Gadras                       Former Ambassador of Switzerland in various
47120 Villeneuve de Duras        countries, including Lebanon, Cyprus, Angola,
France                           Mozambique and Argentina
Age: 64

Director (2005); Member of the
Governance/
Nominating Committee (2005)

Alexandre de Takacsy(1)          Senior Advisor to the Hottinger Group and         None
Financiere Hottinguer            President of Hottinger U.S., Inc. ("HUS") until
43, rue Taitbout                 December 2004; Vice Chairman of the Board,
75009 Paris France               Director, President and Secretary of HCC;
Age: 77                          Retired Senior Executive, Royal Bank of Canada

Director (1987 to 1994;
1998 to present)

     Name, Address & Age,
   Position(s) with the Fund                 Principal Occupation(s)
            (Since)                    During At Least The Past Five Years               Other Directorships Held
-------------------------------- ------------------------------------------------- -------------------------------------
Class II Directors
Didier Pineau-Valencienne        Honorary Chairman of Schneider Electric SA        Director: Fleury Michon (France);
c/o SABARD Private Equity        (industrial conglomerate) since 1999; Chairman    AFEP (France); Wendel
Partners,                        of the Board and Chief Executive Officer of       Investissements (formerly,
24/32 Rue Jean Goujon            Schneider Electric SA from 1981 to 1999;          Compagnie Generale d'Industrie et
75008 Paris France               Chairman of AFEP from 1999 to 2001; Vice          de Participations (CGIP)) from 1996
Age: 75                          Chairman of Credit Suisse First Boston (Europe)   to 2005; Member of the Board of
                                 Limited (investment banking) from February 1999   Pernod Ricard since 2003; Member of
Director (1999); Member of the   to November 2002; Senior Adviser of Credit        the Supervisory Board of AXA-UAP
Audit Committee (1999) and       Suisse First Boston (Europe) Limited since        (France) (insurance) from 1998 to
Governance/Nominating            November 2002; Partner of SAGARD Private Equity   2001; Member of Advisory Board of
Committee (2002); and Member     Partners (France)                                 Booz Allen & Hamilton (USA) from
of the Litigation Committee                                                        1997 to 2002; Member of LAGARDERE
(2001 to 2003)                                                                     (France) (holding company)

Samuel B. Witt, III, Esq.        Senior Vice President and General Counsel:        Former Member and President of the
1802 Bayberry Court,             Stateside Associates, Inc. from 1993 to 2004;     Virginia Military Institute Board
Suite 401                        Senior Consultant to Stateside Associates, Inc.   of Visitors; Trustee of The
Richmond, Virginia 23226         from June 1 to December 31, 2004; Samuel B.       Williamsburg Investment Trust
Age: 71                          Witt, III, Attorney-at-Law, since August 1993     (registered investment company);
                                                                                   Trustee, George C. Marshall
Director  (1987) and Chairman                                                      Foundation; Trustee, University of
of the Board of Directors                                                          Virginia Law School Foundation;
(2006); Chairman of the Audit                                                      Director, Gateway Homes, Inc.; and
Committee (1993 to 2006) and                                                       Director, College Orientation
Litigation Committee (2001 to                                                      Workshop
2003); and Member of the
Governance/Nominating
Committee (2002)

Paul R. Brenner, Esq.            Of Counsel of Salans (law firm) since July        Chairman of the Board and Director:
25 Moore Rd.                     1996; Paul R. Brenner, Attorney-at-Law since      Harry Limited (Private Investment
Bronxville, New York 10708       June 1993; Counsel to the Fund from 1994 to       Company ("P.I.C.")); MFGAT, Inc.
Age: 64                          2002; Partner of Kelley Drye & Warren LLP (law    (P.I.C.); Strelsau, Inc. (P.I.C.);
                                 firm) from 1976 to 1993                           MG Management Corp. (P.I.C.);
Director (2002); Chairman of                                                       Marango Capital Management Corp.
the Audit Committee (2006);                                                        (P.I.C.); Director: Quercus
Member of the Governance/                                                          Foundation, Inc. (Private
Nominating Committee (2005);                                                       Foundation); Highstead Fund, Inc.
and Secretary (1987 to 2002)                                                       (Private Foundation); Highstead
                                                                                   Foundation, Inc (Arboretum); and
                                                                                   Director and Senior Trustee of The
                                                                                   Louis Calder Foundation (Private
                                                                                   Foundation)

     Name, Address & Age,
   Position(s) with the Fund                 Principal Occupation(s)
            (Since)                    During At Least The Past Five Years               Other Directorships Held
-------------------------------- ------------------------------------------------- -------------------------------------
Class III Directors
Michael Kraynak, Jr.             Partner of Brown Brothers Harriman & Co.;         Director of American Australian
401 Mountain Avenue              Member, BBH Trust Company Investment Committee    Association; Chairman, Finance
Ridgewood,                                                                         Committee; Member, Executive
New Jersey 07450                                                                   Committee; President of the Robert
Age: 76                                                                            Brunner Foundation (private
                                                                                   foundation); Trustee of the
Director (2005); and Member of                                                     Ridgecrest Senior Citizens Housing
the Audit Committee (2006) and                                                     Corp.; Former Member of the
Governance/ Nominating                                                             Ridgewood (NJ) Financial Advisory
Committee (2005)                                                                   Council; Former Director: Yale
                                                                                   Alumni Association of Bergen County

Stephen K. West, Esq.            Senior Counsel of Sullivan & Cromwell LLP (law    Director: Pioneer Funds (registered
Sullivan & Cromwell LLP          firm) since 1997; Partner of Sullivan &           investment companies) (52
125 Broad Street                 Cromwell LLP from 1964 to 1996                    portfolios); AMVESCAP PLC
New York, New York                                                                 (investment manager) from 1999 to
10004                                                                              2005; First ING Insurance Company
Age: 78                                                                            of New York from 1983 to 2001;
                                                                                   Winthrop Focus Funds (registered
Director (1995); and Member of                                                     investment companies) from 1988 to
the Audit Committee (1996 to                                                       1997; ING America Holdings, Inc.
2004 and since 2006),                                                              (insurance and broker-dealer
Governance/Nominating                                                              holding company) from 1988 to 1998;
Committee (2002) and                                                               Dresdner RCM Global Strategic
Litigation Committee (2001 to                                                      Income Fund, Inc. (registered
2003)                                                                              investment company) from 1997 to
                                                                                   2002

Paul Hottinguer (1)              General Partner: Hottinger et Cie (Zurich);       Director: Drouot Securite; Member:
Hottinger et Cie                 President: Gaspee (real estate) since 1992;       Conseil de Surveillance Credit
Dreikonigstrasse 55              Financiere Hottinguer (holding company) (1990     Suisse Hottinguer; Societe pour le
8027 Zurich Switzerland          to 2002); Financiere Provence Participations      Financement de Bureaux et d'Usines
Age: 64                          (venture capital firm) since 1990; AXA            Sofibus (real estate)
                                 International Obligations (finance) since 1996;
Director (1989); Chairman of     Managing Director: Intercom (holding company)
the Board of Directors (1989     since 1984; Administrator: Investissement
to 2006); and Chief Executive    Provence SA (holding company) since 1996;
Officer (1989 to 2002)           Finaxa (finance) since 1982; Permanent
                                 Representative: Credit Suisse Hottinguer to
                                 Provence International (publicly held French
                                 mutual fund), Credit Suisse Hottinguer to CS
                                 Oblig Euro Souverain (mutual fund); Financiere
                                 Hottinguer to CS Institutions Monetaire (mutual
                                 fund) from 1990 to 2002; Financiere Hottinguer
                                 to CS Court Terme (mutual fund) from 1990 to
                                 2002; Censor - Provence Europe (mutual fund);
                                 Credit Suisse Hottinguer to PPC; Credit Suisse
                                 Hottinguer to Croissance Britannia (investment
                                 fund); Credit Suisse Hottinguer to Harwanne
                                 Allemagne; Vice Chairman of the Board, Director
                                 and Member of Investment Committee: HCC;
                                 Director of HUS until December 2004.

                                                                 Principal Occupation(s) During At Least The Past Five
   Name, Address & Age        Position(s) With Fund (Since)               Years and Other Directorships Held
-------------------------- ------------------------------------ --------------------------------------------------------
Officers(2)
Rodolphe E. Hottinger      President (1997); Chief Executive    Managing Partner of Hottinger et Cie (Zurich) since
Hottinger et Cie           Officer (2002); Chief Operating      1987; President: Financiere Hottinguer Paris;
3 Place des Bergues        Officer (1997 to 2002); Acting       Hottinger Capital, S.A. (Geneva) (investment company)
C.P. 1620                  President (1996 to 1997);  and       since 2000; Hottinger & Co. Ltd, UK (investment
1211 Geneve 1              Executive Vice President and Chief   advisor) since 2001; Emba, NV (investment company)
Switzerland                Operating Officer (1994 to 1996)     since 1990; Vice Chairman of the Board, Director,
Age: 50                                                         Chief Executive Officer and Member of Investment
                                                                Committee of HCC since 1994; Director of HUS until
                                                                December 2004.  Director:  Sofibus SA (real estate
                                                                investment company); AXA Switzerland (Insurance);
                                                                Hottinger Bank & Trust Ltd. (Bahamas); PMA, Vienna;
                                                                Hottinger London

Rudolf Millisits           Senior Vice President (2000);        Director of HCC since December 2000; Chief Operating
HCC                        Treasurer and Chief Financial        Officer of HCC since December 1998; Executive Vice
1270 Avenue of the         Officer (2002); and Vice President   President, Portfolio Manager, Member of Investment
Americas, Suite 400        (1995 to 2000)                       Committee and Chief Compliance Officer of HCC since
New York, New York 10020                                        September 1994; Assistant Secretary of HCC since
Age: 49                                                         August 1995; Chairman, Chief Executive Officer and
                                                                Director of HUS since December 2004; Executive Vice
                                                                President of HUS from 1994 to 2004; Assistant
                                                                Secretary of HUS from 1995 to 2004; President and
                                                                Chief Financial Officer: Hottinger Brothers LLC since
                                                                2004

Philippe R. Comby, CFA,    Vice President (2000)                Director of HCC since September 2005; Senior Vice
FRM                                                             President of HCC since 2002; First Vice President of
HCC                                                             HCC from 1998 to 2002; Treasurer of HCC since 1997;
1270 Avenue of the                                              Chief Investment Officer and Senior Vice President of
Americas, Suite 400                                             Hottinger Brothers LLC since 2004; Director, President
New York, New York 10020                                        and Secretary of HUS since December 2004
Age: 40

Edward J. Veilleux         Vice President (1987); Secretary      President of EJV Financial Services LLC  (investment
5 Brook Farm Court Hunt    (2002); and Treasurer (1987 to        company consulting) since May 2002; Senior Vice
Valley, Maryland           2002)                                 President of Old Mutual Advisor Funds (formerly known
21030                                                            as the PBHG Funds) since January 2005; Director of
Age: 63                                                          Deutsche Asset Management from 1999 to 2002;
                                                                 Principal of BT Alex Brown Incorporated from 1989 to
                                                                 1999; Executive Vice President of Investment Company
                                                                 Capital Corp. from 1987 to 2002

Peter R. Guarino           Chief Compliance Officer (2004)      Managing Director of Foreside Compliance Services, LLC
Foreside Compliance                                              since 2004; Independent Compliance Consultant from
Services, LLC                                                    2002 to 2004; General Counsel and Global Compliance
Two Portland Square                                              Director of MiFund, Inc. (mutual fund services) from
Portland, Maine 04101                                            2000 to 2002
Age: 49

1	Indicates “Interested Person,” as defined in the 1940 Act. Paul Hottinguer is an “Interested Person” because of his affiliation with Hottinger et Cie (Zurich) and as a controlling person of HCC. Alexandre de Takacsy is an Interested Person because of his current positions with HCC.

2	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

          The Fund’s officers are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders. In addition to the executive officers, the Fund’s other officers are Scot E. Draeger, Assistant Secretary, Frederick Skillin, Assistant Treasurer and Jean L. Seidel, Assistant Treasurer, each of whom is an employee of Citigroup Fund Services, LLC.

          The table below indicates the dollar range of each Director’s ownership of Common Stock of the Fund as of December 31, 2006.

                                                                     Dollar Range of Common Stock
--------------------------------------------------------------       ----------------------------
Jean-Marc Boillat.............................................              $10,001-$50,000
Paul R. Brenner...............................................               Over $100,000
Alexandre de Takacsy..........................................              $10,001-$50,000
Claude W. Frey................................................              $10,001-$50,000
Paul Hottinguer...............................................               Over $100,000
Michael Kraynak...............................................              $10,001-$50,000
Didier Pineau-Valencienne.....................................              $10,001-$50,000
Stephen K. West, Esq..........................................               Over $100,000
Samuel B. Witt, III, Esq......................................              $10,001-$50,000

           Hottinger et Cie (Zurich), a partnership, owns 143,305 shares of the Fund; HCC owns 140,307 shares of the Fund; Hottinger Treuhand AG owns 9,823 shares of the Fund; and Hottinger Bank & Trust Limited, Nassau owns 34,016 shares of the Fund. Paul Hottinguer and Rodolphe E. Hottinger are controlling partners of Hottinger et Cie (Zurich) and controlling shareholders and directors of HCC and Hottinger Treuhand AG and therefore share voting and investment power over the 327,451 shares of the Fund owned by Hottinger et Cie (Zurich), HCC, Hottinger Treuhand AG and Hottinger Bank & Trust Limited, Nassau. In addition, Rodolphe E. Hottinger and his children directly own 18,533 shares.

           As of December 31, 2006, all Directors and executive officers as a group owned 724,492 shares which constitutes approximately 2.97% of the outstanding Common Stock of the Fund. No Director who is not an “interested person” of the Fund as defined in the 1940 Act (“Independent Directors”), and no immediate family members, owns any securities issued by the Adviser or any person or entity (other than the Fund) directly or indirectly controlling, controlled by or under common control with the Adviser.

           During the year ended December 31, 2006, the Board of Directors met four times. The Board of Directors provides oversight with respect to the Fund’s governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund’s investment adviser, HCC, the Fund’s independent registered public accounting firm, [_______________], the Fund’s administrator and fund accountant, Citigroup Fund Services, LLC (“Citigroup Fund Services”), and Fund management.

           The Board has established an Audit Committee whose current members are Messrs. Brenner, Kraynak, Pineau-Valencienne and West, each of whom is an Independent Director. Mr. Brenner serves as Chairman of the Audit Committee. Mr. Witt, as Chairman of the Board of Directors, serves as an ad hoc member of the Audit Committee, but is not considered a formal member of the Audit Committee. In this capacity, Mr. Witt does not have any voting powers and is not counted for purposes of determining a quorum at meetings of the Audit Committee.

           Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee held six meetings during the year ended December 31, 2006. The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund’s independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements as well as the administration of the Fund.

           The Board of Directors has a Governance/Nominating Committee whose current members are Messrs. Boillat, Brenner, Frey, Kraynak, Pineau-Valencienne, West and Witt, each of whom is an Independent Director. Mr. Pineau-Valencienne serves as Chairman of the Governance/Nominating Committee. The Governance/Nominating Committee met four times during the year ended December 31, 2006.

           Among other responsibilities, the Governance/Nominating Committee selects and nominates persons for election or appointment by the Board as Directors of the Fund and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance/Nominating Committee to be appropriate. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance/Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance/Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and is received in a timely manner by the Fund, and otherwise complies with the requirements for such proposals contained in the Governance/Nominating Committee Charter, the Fund’s By-Laws and other applicable law.

           In connection with the Offer, the Board also established an Ad Hoc Rights Offering Committee, consisting of Messrs. Brenner, Kraynak, Pineau-Valencienne, West and Witt. This Ad Hoc Committee was formed for the purpose of considering the advisability of conducting a rights offering and consulting with various parties, including management of the Fund, legal counsel and various investment banks as to the structure, timing and terms of the Offer. The Ad Hoc Rights Offering Committee met five times prior to the meeting of the Board of Directors on March 22, 2007, at which the Board approved the initial filing of the Fund’s Registration Statement on Form N-2, subject to approval by the Ad Hoc Committee.

           Each Independent Director of the Fund is paid an annual aggregate fee of $32,809, plus $1,300 for each meeting of the Board of Directors attended and $750 for each Committee meeting attended, if held separately. In addition, the Chairman of the Board receives an annual fee of $12,000, and the Chairmen of the Audit Committee and the Governance/Nominating Committee receive an annual fee of $5,000. The annual fee of Independent Directors (including the annual fee paid to the Chairmen of the Audit Committee and the Governance/Nominating Committee) is adjusted annually, as of each January 1, in proportion to the increase in the Consumer Price Index for the preceding twelve month period. Each Director who is an Independent Director and who is a member of the Audit or Governance/Nominating Committees or any other Ad Hoc or Standing Committee as established by the Board of Directors may be compensated for incremental work over and above attending a meeting based upon the value added to the Fund. Finally, the Fund reimburses Independent Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings. During the year ended December 31, 2006, the incumbent Independent Directors received from the Fund individual remuneration (exclusive of reimbursed expenses), as follows:

                                                                                 Aggregate Compensation
Name of Person and Position(1)                                                       From the Fund(2)
---------------------------------------------------------------------------- ---------------------------------
Jean-Marc Boillat, Director(3)                                                          $39,832.17
---------------------------------------------------------------------------- ---------------------------------
Paul R. Brenner, Esq., Director and Chairman of the Audit Committee(3), (4)             $44,607.50
---------------------------------------------------------------------------- ---------------------------------
Claude W. Frey, Director(3)                                                             $37,730.00
---------------------------------------------------------------------------- ---------------------------------
Michael Kraynak, Jr., Director(3), (4)                                                  $40,730.00
---------------------------------------------------------------------------- ---------------------------------
Didier Pineau-Valencienne, Director and Chairman of the Governance/
Nominating Committee(3), (4)                                                            $41,480.00
---------------------------------------------------------------------------- ---------------------------------
Stephen K. West, Esq., Director(3), (4)                                                 $39,980.00
---------------------------------------------------------------------------- ---------------------------------
Samuel B. Witt, III, Esq., Director and Chairman of the Board(3)                        $52,522.50
---------------------------------------------------------------------------- ---------------------------------
          TOTAL REMUNERATION:                                                          $296,882.17
---------------------------------------------------------------------------- ---------------------------------
1.	The Directors’ positions are stated as of December 31, 2006. In March 2007, Mr. Pineau-Valencienne became Chairman of the Governance/Nominating Committee.

2.

The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Directors. The Fund pays all of the Independent Directors’ remuneration. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

3.	Member of the Governance/Nominating Committee.

4.	Member of the Audit Committee.

           Sullivan & Cromwell LLP, who have served as counsel to the Independent Directors since 1987, received approximately $59,000 for legal services rendered and disbursements incurred during 2006. Mr. West serves as Senior Counsel to such Firm. No Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $120,000. Accordingly, no other persons have been included in the compensation table set forth above.

Principal Stockholders

           As of December 31, 2006, no stockholder, to the knowledge of the Fund, other than Wachovia Corporation, One Wachovia Center, Charlotte, North Carolina 28288, and Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, beneficially owned more than five percent of the Fund’s outstanding shares of Common Stock. Wachovia Corporation, on behalf of its advisory clients, filed on February 6, 2007, a beneficial ownership report on Schedule 13G with the Commission stating that as of December 31, 2006 it beneficially owned 2,130,009 shares of Common Stock, and Lazard Asset Management LLC, on behalf of its advisory clients, filed on February 8, 2007, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2006, it beneficially owned 1,366,890 shares of Common Stock. Based on such filings, these holdings represented approximately 8.59% and 5.51% of the Fund’s outstanding shares, respectively, as of December 31, 2006.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Investment Advisory Agreement

           Investment Adviser. Hottinger Capital Corp., with its principal offices located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020, has served as the Fund’s investment adviser since the Fund’s inception. Pursuant to an investment advisory agreement between the Fund and HCC (the “Advisory Agreement”), HCC is responsible for selecting portfolio securities and for providing a continuous investment program for the Fund, including providing investment research and management and purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund’s portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Directors, and the investment objective, policies and restrictions of the Fund.

           HCC is principally owned by Hottinger et Cie (Zurich) and Hottinger U.S. Inc. (“HUS”), each of which belongs to the Hottinger Group and is controlled by members of the Hottinger family. The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Hottinger et Cie, whose principal office is located at Dreikonigstrasse 55, 8027, Zurich, Switzerland, provides to its customers a full range of investment services, including international portfolio management and corporate finance. HUS is a New York corporation indirectly controlled by the Hottinger Group, which provides discretionary investment advisory services. HUS also is a registered investment adviser under the Investment Advisers Act of 1940. As of December 31, 2006, HCC’s assets under management consistent solely of the Fund’s assets, which were approximately $503 million.

           Advisory Agreement. The Fund pays HCC an annual advisory fee under the Advisory Agreement of 1.0% of the Fund’s average monthly net assets up to $60 million, 0.90% of such assets between $60 million and $100 million, 0.80% of such assets between $100 million and $200 million, 0.70% of such assets between $200 million and $300 million, 0.65% of such assets between $300 million and $400 million, 0.60% of such assets between $400 million and $500 million, 0.55% of such assets between $500 million and $600 million, and 0.50% of such assets in excess of $600 million, computed by the Fund’s administrator on the basis of net assets at the end of each month. Based on the average net assets for the year ending December 31, 2006, the blended advisory fee for that period was [___]%.

           The Advisory Agreement has an initial term of two years and then is subject to annual approval by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, as required by the 1940 Act, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board of Directors or by vote of the holders of a majority of the shares of the Fund, or, upon not less than 60 days’ notice, by the Adviser.

           HCC is not liable for any error of judgment or for any loss suffered by the Fund in connection with matters relating to the Advisory Agreement. HCC, however, is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Advisory Agreement. HCC is also liable for any loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services, in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act.

           HCC bears all expenses of its employees and overhead incurred by it in connection with its duties under the Advisory Agreement. HCC also pays the salaries and fees of the Fund’s Directors and officers who are “interested persons” (as defined in the 1940 Act) other than the salaries and fees of the employees or agents of the Fund’s administrator or legal counsel.

           For the fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid HCC total aggregate advisory fees of $2,968,162, $3,214,790 and $3,638,546, respectively.

Portfolio Managers

           Portfolio Managers. Messrs. Philippe Comby and Rudolf Millisits are primarily responsible for the management of the Fund. Mr. Comby has been the Fund’s portfolio manager since 1999, when he joined the Adviser. Mr. Comby is a Vice President of the Fund and a Director and Senior Vice President of the Adviser. He also is a Director and the President of HUS and the Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC, each of which is a registered investment adviser affiliated with the Adviser. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of Global Association of Risk Professionals and a Chartered Financial Analyst.

           Mr. Millisits has been the Fund’s portfolio manager since 1994, when he joined the Adviser. Mr. Millisits is the Senior Vice President and Chief Financial Officer of the Fund and a Director, the Chief Operating Officer, Executive Vice President and Chief Compliance Officer of the Adviser. He also is the Chairman and Chief Executive Officer of HUS and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

          Portfolio Management. In addition to managing the Fund, the Fund’s portfolio managers manage accounts for a diverse client base, including private clients and institutions, for Hottinger Brothers, LLC and HUS, which are affiliated investment advisers of HCC.

          Material Conflicts Related to Management of Similar Accounts. The potential for conflicts of interest exist when HCC or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund’s strategy (collectively, “Similar Accounts”). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

          Potential conflicts of interest may arise because of a portfolio manager’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Fund’s portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Fund, that they are managing. In addition, HCC could be viewed as having a conflict of interest to the extent that HCC or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund.

          A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

          Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the Fund’s portfolio managers, as of December 31, 2006. Specifically, it shows the number of other portfolios and assets, including the Fund, managed by the Fund’s portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.

                          Registered Investment      Other Pooled Investment
Portfolio Manager             Companies ($)               Vehicles ($)            Other Accounts($)
----------------------- -------------------------- ---------------------------- -----------------------
Philippe Comby              1 (502.8 million)                   0                 24 (61.2 million)
Rudolf Millisits            1 (502.8 million)                   0                 24 (61.2 million)

Administrator and Administration Agreement

          Pursuant to an Administration Agreement between the Fund and Citigroup Fund Services, LLC (the “Administration Agreement”), Citigroup Fund Services performs certain administrative and accounting functions for the Fund, including (i) monitoring relationships with organizations providing services to the Fund, including the custodian and transfer agent; (ii) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund; (iii) supervising the pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (iv) attending Board meetings to report on general administrative activities and developments; (v) attending and assisting at annual meetings of the Fund’s stockholders and participating in the preparation of proxy statements; (vi) supervising preparation of the periodic updating of the Fund’s registration statement, including prospectus and SAI, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (vii) supervising preparation of periodic reports to the Fund’s stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-CSR, N-Q, N-SAR and N-PX filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (viii) authorizing expenditures and approving bills for payment on behalf of the Fund; (ix) preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.

          Pursuant to the Administration Agreement, the Fund pays Citigroup Fund Services a fee of 0.08% on the first $250 million of the Fund’s daily net assets; 0.05% on the next $250 million of the Fund’s daily net assets; and 0.03% on assets in excess of $500 million of the Fund’s daily net assets. The Fund also pays $2,500/calendar quarter plus reasonable out-of-pocket expenses incurred by Citigroup Fund Services to duplicate and distribute the materials for each Board meeting including but not limited to printing and postage costs. For the fiscal years ended December 31, 2004, 2005 and 2006, aggregate fees payable under the Administration Agreement were $284,103, $333,870 and $326,384, respectively.

          The Adviser remains responsible for monitoring and overseeing the performance by Citibank, N.A. and American Stock Transfer & Trust Company, as custodian and transfer agent, disbursing agent and registrar, respectively, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund’s Board of Directors.

Custodian and Transfer and Dividend Disbursing Agent

          Citibank, N.A., which has its principal business office at 399 Park Avenue, New York, New York 10022, has been retained to act as custodian of the Fund’s investments. American Stock Transfer & Trust Company, which has its principal business office at 59 Maiden Lane Plaza Level New York, NY 10038, has been retained as the Fund’s transfer agent, dividend disbursing agent and registrar. Neither Citibank, N.A. nor American Stock Transfer & Trust Company has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

Code of Ethics

          The Fund and the Adviser have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Adviser. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund. Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also are available on the SEC’s web site at http://www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting

          The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with Adviser’s proxy voting guidelines and procedures. HCC has adopted proxy voting guidelines (the “Voting Guidelines”) that provide as follows:

•	HCC votes proxies in respect of a client’s securities in the client’s best economic interests and without regard to the interests of HCC or any other client of HCC.

•	Unless HCC’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, HCC votes proxies in a manner consistent with the Voting Guidelines.

•	To avoid material conflicts of interest, HCC applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee votes in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, HCC will disclose the conflict and the Committee’s determination of the manner in which to vote to the Fund’s Audit Committee.

•	HCC also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

          HCC’s Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, HCC generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•	support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Adviser. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

          In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Adviser’s ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and their respective affiliates, and not all of the information will be used in connection with the Fund. This information may be useful in varying degrees and may tend to reduce the Adviser’s expenses. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its stockholders.

          To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Board has determined that securities transactions for the Fund may be executed through persons affiliated with the Fund, including Hottinger & Cie, if, in the judgment of the Adviser, the use of such affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the affiliate charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund is not permitted to engage in principal transactions with Hottinger & Cie or other affiliates of the Adviser. During the fiscal years ended December 31, 2004, 2005 and 2006, the Fund incurred aggregate brokerage commissions of $[_______], $[_______] and $[________], respectively. Of those amounts, $47,325, $64,225 and $38,108, respectively, was paid to Hottinger & Cie.

          During the fiscal year ended December 31, 2006, $[_________] in brokerage commissions was placed with brokers or dealers who provide research and investment information on transactions in the aggregate amount of approximately $[________]. The Fund’s portfolio turnover rate for the fiscal years ended December 31, 2005 and 2006 was 37% and 34%, respectively.

          For the fiscal year ended December 31, 2006, the Fund held the following amounts of securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act: [________] , $ [________].

DETERMINATION OF NET ASSET VALUE

          The Fund determines the net asset value of its shares daily by 6:15 p.m. Eastern time. Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

           The electronic trading platform of the SWX Swiss Exchange enables the fully automated execution, clearing and settlement of all Exchange transactions. Depending on the type of transaction, the trade executions are disseminated to financial information providers (such as Reuters, Telekurs, Bloomberg etc.). In the fully automated Exchange System of SWX, buy and sell orders are matched against each other in accordance with clearly defined rules. Regardless of their origin or size, orders are prioritized for execution first on the basis of price and secondly on the basis of time of receipt (price-time priority). Each execution triggers an automated clearing and settlement process that includes the national securities depository SIS SegaInterSettle AG and the Swiss National Bank (SNB). If buy and sell orders are not available, then such securities are valued at fair value as determined in good faith in accordance with procedures as adopted by the Board.

           Net asset value expressed in Swiss Francs is translated into U.S. dollars at the noon buying rate of the U.S. dollar against the Swiss Franc quoted by the Federal Reserve Bank of New York or, if no such rate is quoted at such time, at such other appropriate rate as may be determined by the Board of Directors.

           Trading on Swiss exchanges and in the over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). Calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, such securities will be valued at their fair values as determined in good faith by or under the supervision of the Board. The effect of using fair value pricing is that the net asset value of the Common Stock will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

           Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board. Under these procedures, in the event that the Adviser determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the New York Stock Exchange, such that current market quotations for a security or securities are not readily available, the Investment Committee of the Adviser will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events.

REPURCHASE OF COMMON STOCK

           The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how stockholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

           Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the 1934 Act and the 1940 Act and the rules and regulations under each of those Acts.

           The acquisition of Common Stock by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchase of Common Stock, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The acquisition of Common Stock by the Fund, however, at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. There can be no assurance that share repurchases or tenders at or below net asset value per share will result in the Fund’s shares of Common Stock trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

          Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act.

          Stock Repurchase Program. In June 2003, the Fund settled litigation involving its prior practice of declaring dividends payable in Common Stock at a time when the Fund’s Common Stock was trading at a discount to net asset value, which diluted the interests of stockholders. As a result, through December 31, 2012, the Fund may not declare dividends payable in shares of Common Stock until any existing dilution resulting from this practice has been eliminated through open market purchase of the Fund’s Common Stock at times when the Fund’s net asset value exceeds its market price. See “Risk Factors—Additional Risk Considerations—Dividend Distribution Risk” in the Prospectus.

          As a result of the settlement, among other reasons, the Board of Directors has annually approved a stock repurchase program, which permits, among other things, the Adviser to repurchase shares of the Fund’s Common Stock to eliminate any cumulative dilution. The principal purpose of the Fund’s Common Stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect upon the Fund’s expense ratio. For the fiscal year ended December 31, 2006, the Board had authorized the Adviser to repurchase up to 1 million shares and the Adviser repurchased 430,800 shares. For the fiscal year ending December 31, 2007, the Board has authorized the Adviser to repurchase up to 500,000 shares of the Fund’s Common Stock, but no shares have been repurchased to date.

U.S. FEDERAL TAXATION

           Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

          The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code.

          To qualify for the favorable U.S. Federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year.

          The American Jobs Creation Act of 2004 (the “Act”) provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Act also provides that the separate treatment for publicly traded partnerships under the passive activity rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

          As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described above) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (3) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. Federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

          If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its stockholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual stockholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate stockholders.

Distributions

          Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of qualified dividend income and capital gain dividends described below, be taxable to a U.S. stockholder as ordinary income to the extent of the Fund’s earnings and profits. If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may be eligible for the DRD. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (i.e. generally dividends paid by certain U.S. corporations and “qualified foreign corporations”) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. However, even if income received is in the form of a distribution of qualified dividend income and is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other U.S. Federal income tax purposes. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income.

          Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gains, regardless of how long the stockholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

          A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.

          Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

          The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each stockholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

          Stockholders will be notified annually as to the U.S. Federal tax status of distributions.

          Although the Fund may realize tax-exempt income on certain investments, it will generally be unable to pass through to its stockholders the tax-exempt nature of that income.

Sale or Exchange of Fund Shares

          Upon the sale or other disposition of shares of the Fund which a stockholder holds as a capital asset, such stockholder may realize a capital gain or loss which will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2010.

          Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the stockholder (or amounts designated as undistributed capital gains) with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

Nature of Fund’s Investments

          Certain investment practices of the Fund are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Investment in Non-U.S. Securities

          Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. In certain circumstances, a regulated investment company may elect to “pass through” to the its stockholders the amount of foreign taxes it has paid. If a regulated investment company so elects, each stockholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by such regulated investment company, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against U.S. Federal income tax (but not both).

Passive Foreign Investment Company

          If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. However, the Fund will be unable to make a QEF election unless certain information is received from the PFIC, and there can be no assurance the PFIC will provide such information. Alternatively, the Fund can, in certain cases, elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Currency Transactions

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investments in Securities of Uncertain Tax Character

          The Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

          The Fund may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. Federal income tax liability.

Foreign Stockholders

          U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “foreign stockholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

           Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder), which tax is generally withheld from such distributions. However, under the Act, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption to dividends with respect to any taxable year of a regulated investment company beginning after December 31, 2007, however, will not apply.

          Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Taxation—Backup Withholding” above.

          Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

          Based on the anticipated investment activities of the Fund, it is not expected that the Fund will be treated as a “United States real property holding corporation” for U.S. Federal income tax purposes. If, contrary to expectations, the Fund were to be so treated, then notwithstanding anything to the contrary stated herein, certain Fund distributions to, and certain gains from sales or other dispositions of Fund shares by, a foreign shareholder that holds more than 5% of the stock of the Fund could be subject to U.S. federal income and withholding taxes under special rules governing dispositions of U.S. real property interests by foreign persons. In such event, the foreign stockholder would be required to file a U.S. federal income tax return.

          Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

Swiss Taxation

          The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

          The Fund will be subject to Swiss withholding taxes on dividends and certain interest received from Swiss corporations at rates of 15% and 5%, respectively. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stocks or securities of foreign companies, all of which is expected to be the case, the Fund may elect, for U.S. Federal income tax purposes, to treat such Swiss or other foreign withholding taxes as paid by its stockholders. The Fund has made this election in the past and intends to continue to make this election in any year in which it qualifies to do so. As a consequence, each stockholder will be required to include in income an amount equal to its allocable share of such Swiss or other foreign withholdings taxes paid by the Fund and, subject to certain limitations, to credit such amount against its U.S. Federal income tax liability, if any, or to deduct its share from its U.S. taxable income, if any. In general, a stockholder may elect each year whether to claim a deduction or a credit for such foreign taxes paid. No deductions, however, for foreign taxes may be claimed by certain foreign stockholders and by non-corporate stockholders who do not itemize deduction.

          The amount of Swiss or other foreign withholding tax that may be credited against a stockholder’s U.S. Federal income tax liability will generally be limited to an amount equal to the stockholder’s U.S. Federal income tax rate multiplied by the stockholder’s foreign source taxable income. For this purpose, the Fund expects that the capital gains, if any, it distributes, whether as dividends or capital gains distributions, will not be treated as foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign source “passive income” included dividends, certain interest, capital gains and certain foreign currency gains. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of Swiss or other foreign taxes paid by the Fund, although taxes which cannot be claimed in the year they are paid as a result of this limitation may be carried back or carried forward. Stockholders that are exempt from U.S. Federal income tax under the Code, such as pension plans, generally will derive no benefit from the Fund’s election described above. However, such stockholders should not be disadvantaged because the amount of additional income they are deemed to receive equal to the allocable share of such Swiss or other foreign tax paid by the Fund generally will not be subject to U.S. Federal income tax. Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund to Switzerland or other foreign countries will be treated as paid by its stockholders for the year and, if so, such notification will designate (i) such stockholder’s portion of the foreign taxes paid and (ii) the portion of the Fund’s dividends and distributions that represents income derived from foreign sources.

Other Taxation

          Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Stroock & Stroock & Lavan LLP serves as counsel to the Fund, and is located at 180 Maiden Lane, New York, New York 10038. [____________________] has been appointed as independent registered public accounting firm for the Fund. The statement of assets and liabilities of the Fund as of [___________] included in this SAI has been so included in reliance on the report of [________________], independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

          The Fund’s financial statements at December 31, 2006, incorporated by reference in this prospectus and in the SAI have been so incorporated in reliance on the report of [_________], independent registered public accounting firm, given upon the authority of said firm as experts in auditing and accounting. The address of [___________] is [_________________________]. A copy of the Fund’s 2006 Annual Report, and any subsequent reports to stockholders, is available at the SEC’s website at www.sec.gov. Copies also may be obtained free of charge upon written or oral request from the Fund’s Information Agent, [___________, at _________ or ____________].

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1)     Financial Statements

Part A—None
Part B—The Registrant’s financial statements are included in the Registrant’s Annual Report to Stockholders for the fiscal year ended December 31, 2006 and are incorporated by reference into the Statement of Additional Information. These statements include:

—Report of Independent Registered Public Accounting Firm**
—Schedule of Investments, as of December 31, 2006 (audited)**
—Statement of Assets and Liabilities, as of December 31, 2006 (audited)**
—Statement of Operations, for the fiscal year ended December 31, 2006 (audited)**
—Statement of Changes in Net Assets, for the fiscal year ended December 31, 2006 (audited)**
—Financial Highlights for the fiscal year ended December 31, 2006 (audited)**
—Notes to Financial Statements (audited)**

_______________________

**	To be filed by amendment.

2)     Exhibits

(a)(1) (a)(2) (a)(3) (a)(4) (a)(5) (b) (c) (d)(1) (d)(2) (d)(3) (d)(4) (d)(5) (d)(6) (e) (f) (g) (h)(1) (h)(2) (i) (j) (k)(1) (k)(2) (l) (m) (n) (o) (p) (q) (r)(1) (r)(2) (s)	Articles of Incorporation*
Amendment to the Articles of Incorporation*
Amendment to the Articles of Incorporation*
Amendment to the Articles of Incorporation*
Amendment to the Articles of Incorporation*
By-Laws*
Not applicable.
Form of Subscription Certificate**
Form of Notice of Guaranteed Delivery**
Form of Nominee-Holder Oversubscription Exercise Form**
Form of Beneficial Owner Certification Form**
Form of Subscription Agent Agreement**
Form of Information Agent Agreement**
Form of Dividend Reinvestment Plan*
Not applicable.
Investment Advisory Agreement*
Form of Dealer-Manager Agreement**
Form of Letter Agreement**
Not applicable.
Custody Agreement*
Administration Agreement*
Transfer Agency Agreement*
Opinion and Consent of Stroock & Stroock & Lavan LLP**
Not applicable.
Consent of Independent Registered Public Accounting Firm**
Not applicable.
Not applicable.
Not applicable.
Code of Ethics of the Fund*
Code of Ethics of the Adviser*
Power of Attorney*

____________________________

* **	Filed herewith. To be filed by amendment.

Item 26.	Marketing Arrangements

See Exhibit (h).

Item 27.	Other Expenses of Issuance and Distribution

          The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

SEC registration fees
New York Stock Exchange listing fee*
Printing and engraving expenses*
Auditing fees and expenses*
Legal fees and expenses*
Dealer-Manager expense allowance*
Subscription Agent fees and expenses*
Information Agent fees and expenses*
NASD fees*
Miscellaneous*
Total*	$ $ $ $ $ $ $ $ $ $ $

____________________

*	Estimated

Item 28.	Persons Controlled by or under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of _______, 2007, of each class of securities of the Registrant:

Title of Class Common Stock, par value $.001 per share	Number of Record Holders

Item 30.	Indemnification

          It is the Registrant’s policy to indemnify its directors and officers to the maximum extent permitted by law, including the Delaware General Corporation Law and the Investment Company Act of 1940, as amended, as set forth in Article TWELFTH of Registrant’s Certificate of Incorporation, as amended to date (the “Articles of Incorporation”), and Article V, Section 5 of the Registrant’s By-Laws. The liability of the Registrant’s directors and officers is dealt with in Article TWELFTH of Registrant’s Articles of Incorporation.

          The Registrant has agreed to indemnify the Dealer Manager to the extent set forth in Exhibit (h)(1).

           Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of Investment Adviser

          The description of the Adviser under the Caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement is incorporated by reference herein. Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Hottinger Capital Corp., Registrant’s investment adviser (“HCC”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by HCC or those of its officers and members during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended by HCC (SEC File No. 801-30025).

Item 32.	Location of Accounts and Records

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Administrator, Citigroup Fund Services LLC or its custodian, Citigroup Bank, N.A. All other records so required to be maintained will be maintained at the offices of Hottinger Capital Corp., 1270 Avenue of the Americas, Suite 400, New York, New York 10020.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

           (1)    Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

           (2)     Not applicable.

           (3)     Not applicable.

           (4)     Not applicable.

           (5)      Registrant hereby undertakes that:

(a) for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

           (6)      Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of March 2007.

THE SWISS HELVETIA FUND, INC. By: /s/ Rodolphe E. Hottinger Name: Rodolphe E. Hottinger Title: President

POWER OF ATTORNEY

          Each person whose signature appears below hereby constitutes and appoints Rudolf Millisits and Philippe Comby, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments the Registrant’s Registration Statement on Form N-2 (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Rodolphe E. Hottinger Rodolphe E. Hottinger	President and Chief Executive Officer (Principal Executive Officer)	March 29, 2007

/s/ Rudolf Millisits Rudolf Millisits	Treasurer (Principal Financial and Accounting Officer)	March 29, 2007

/s/ Samuel B. Witt, III Samuel B. Witt, III	Chairman of the Board	March 29, 2007

/s/ Paul Hottinguer Paul Hottinguer	Director	March 29, 2007

/s/ Paul R. Brenner Paul R. Brenner	Director	March 29, 2007

/s/ Claude W. Frey Claude W. Frey	Director	March 29, 2007

/s/ Jean-Marc Boillat Jean-Marc Boillat	Director	March 29, 2007

/s/ Didier Pineau-Valencienne Didier Pineau-Valencienne	Director	March 29, 2007

/s/ Michael Kraynak, Jr. Michael Kraynak, Jr.	Director	March 29, 2007

/s/ Stephen K. West, Esq. Stephen K. West, Esq.	Director	March 29, 2007

/s/ Alexandre de Takacsy Alexandre de Takacsy	Director	March 29, 2007

Index of Exhibits

(a)(1) (a)(2) (a)(3) (a)(4) (a)(5) (b) (e) (g) (j) (k)(1) (k)(2) (r)(1) (r)(2)	Articles of Incorporation
Amendment to the Articles of Incorporation
Amendment to the Articles of Incorporation
Amendment to the Articles of Incorporation
Amendment to the Articles of Incorporation
By-Laws
Form of Dividend Reinvestment Plan
Investment Advisory Agreement
Custody Agreement
Administration Agreement
Transfer Agency Agreement
Code of Ethics of the Fund
Code of Ethics of the Adviser